MAY 1, 2023 (AS AMENDED JULY 28, 2023)

Prospectus

BlackRock Variable Series Funds, Inc.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

MAY 1, 2023 (AS AMENDED JULY 28, 2023)

Prospectus

BlackRock Variable Series Funds, Inc.

•	BlackRock Advantage Large Cap Core V.I. Fund (Class I, Class II, Class III)

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents

	BlackRock Advantage Large Cap Core V.I. Fund
Fund Overview	Key facts and details about the Fund listed in this prospectus, including investment objective, principal investment strategies, principal risk factors, fee and expense information and historical performance information

	Investment Objective	3

	Fees and Expenses of the Fund	3

	Principal Investment Strategies of the Fund	4

	Principal Risks of Investing in the Fund	4

	Performance Information	7

	Investment Manager	7

	Portfolio Managers	7

	Purchase and Sale of Fund Shares	7

	Tax Information	8

	Payments to Broker/Dealers and Other Financial Intermediaries	8

Details About the Fund	How the Fund Invests	9

	Investment Risks	10

	Financial Highlights	17

Account Information	The Insurance Companies	I‑2

	How to Buy and Sell Shares	I‑2

Management of the Funds	Information about BlackRock and the Portfolio Managers

	BlackRock	I‑4

	Portfolio Manager Information	I‑9

	Conflicts of Interest	I‑13

	Valuation of Fund Investments	I‑13

	Dividends and Taxes	I‑15

General Information	Shareholder Documents	I‑17

	Certain Fund Policies	I‑17

	Statement of Additional Information	I‑17

Glossary	Glossary	I‑18

For More Information	Funds and Service Providers	Inside Back Cover

Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Advantage Large Cap Core V.I. Fund
Investment Objective

The investment objective of BlackRock Advantage Large Cap Core V.I. Fund (the “Fund”) is to seek high total investment return.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and example below do not include separate account fees and expenses, and expenses would be higher if these fees and expenses were included. Please refer to your variable annuity or insurance contract (the “Contract”) prospectus for information on the separate account fees and expenses associated with your Contract.
Shareholder Fees (fees paid directly from your investment)
The Fund is not subject to any shareholder fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I Shares	Class II Shares	Class III Shares
Management Fees[1]	0.50%	0.50%	0.50%
Distribution and/or Service (12b‑1) Fees	None	0.15%	0.25%
Other Expenses	0.30%	0.30%	0.12%
Total Annual Fund Operating Expenses	0.80%	0.95%	0.87%
Fee Waivers and/or Expense Reimbursements[1,2]	(0.15)%	(0.13)%	—%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]	0.65%	0.82%	0.87%

[1]
As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2024. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2024. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non‑interested directors of BlackRock Variable Series Funds, Inc. (the “Company”) or by a vote of a majority of the outstanding voting securities of the Fund.

[2]
As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% (for Class I Shares), 1.40% (for Class II Shares) and 1.50% (for Class III Shares) of average daily net assets through June 30, 2024. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.05% (for Class I Shares), 0.07% (for Class II Shares) and 0.08% (for Class III Shares) of average daily net assets through June 30, 2024. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non‑interested directors of the Company or by a vote of a majority of the outstanding voting securities of the Fund.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Contract. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$66	$240	$429	$976
Class II Shares	$84	$290	$513	$1,155
Class III Shares	$89	$278	$482	$1,073
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 117% of the average value of its portfolio.

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Principal Investment Strategies of the Fund

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities and derivatives that have similar economic characteristics to such securities. For purposes of the Fund’s 80% policy, large cap equity securities are equity securities that at the time of purchase have a market capitalization within the range of companies included in the Russell 1000® Index. The Fund primarily intends to invest in equity securities, which include common stock, preferred stock and convertible securities, or other financial instruments that are components of, or have characteristics similar to, the securities included in the Russell 1000® Index. The Russell 1000® Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. The Fund primarily seeks to buy common stock and may also invest in preferred stock and convertible securities. From time to time, the Fund may invest in shares of companies through “new issues” or initial public offerings (“IPOs”).
The Fund may use derivatives, including options, futures, swaps (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and forward contracts, both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to manage cash flows into or out of the Fund effectively, the Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a currency or an index, including but not limited to the Russell 1000® Index. The use of options, futures, swaps and forward contracts can be effective in protecting or enhancing the value of the Fund’s assets.
The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange-traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities.
The Fund seeks to pursue its investment objective by investing in large cap securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks which the Fund can seek to capture by over- and under-weighting particular equity securities while seeking to control incremental risk. BlackRock then constructs and rebalances the portfolio by integrating its investment insights with the model-based optimization process.
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of the principal risks of investing in the Fund. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.

∎	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

∎
Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

∎
Model Risk — The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues and other technological issues). There is no guarantee that BlackRock’s use of these models will result in effective investment decisions for the Fund.

The information and data used in the models may be supplied by third parties. Inaccurate or incomplete data may limit the effectiveness of the models. In addition, some of the data that BlackRock uses may be historical data, which may not accurately predict future market movement. There is a risk that the models will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

∎
Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

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∎
Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

∎	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.
Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.
Regulatory Risk — Derivative contracts are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non‑U.S. jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Fund and may be required by applicable regulations to collect initial margin from the Fund. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

5

∎
High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

∎
Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

∎
Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis and is subject to “Model Risk” as described above. This means you may lose money.

An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

∎
“New Issues” Risk — “New issues” are IPOs of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

∎
Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

∎
Risk of Investing in the United States — Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

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Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The Fund’s returns prior to June 12, 2017 as reflected in the bar chart and the table are the returns of the Fund when it followed different investment strategies under the name “BlackRock Large Cap Core V.I. Fund.” The table compares the Fund’s performance to that of the Russell 1000® Index. As with all such investments, past performance is not an indication of future results. The bar chart and table do not reflect separate account fees and expenses. If they did, returns would be less than those shown. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.
Class I Shares
ANNUAL TOTAL RETURNS
BlackRock Advantage Large Cap Core V.I. Fund
As of 12/31

During the ten‑year period shown in the bar chart, the highest return for a quarter was 21.86% (quarter ended June 30, 2020) and the lowest return for a quarter was –19.76% (quarter ended March 31, 2020).

For the periods ended 12/31/22 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Advantage Large Cap Core V.I. Fund: Class I Shares	(19.99)%	8.51%	11.87%
BlackRock Advantage Large Cap Core V.I. Fund: Class II Shares	(20.17)%	8.32%	11.67%
BlackRock Advantage Large Cap Core V.I. Fund: Class III Shares	(20.16)%	8.22%	11.56%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	(19.13)%	9.13%	12.37%
Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).
Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Raffaele Savi	2017	Senior Managing Director of BlackRock, Inc.

Travis Cooke, CFA	2017	Managing Director of BlackRock, Inc.

Richard Mathieson	2017	Managing Director of BlackRock, Inc.
Purchase and Sale of Fund Shares

Shares of the Fund currently are sold either directly or indirectly (through other variable insurance funds) to separate accounts of insurance companies (the “Insurance Companies”) and certain accounts administered by the Insurance Companies (the “Accounts”) to fund benefits under the Contracts issued by the Insurance Companies. Shares of the Fund may be purchased or sold each day the New York Stock Exchange is open.

7

The Fund does not have any initial or subsequent investment minimums. However, your Contract may require certain investment minimums. See your Contract prospectus for more information.
Tax Information

Distributions made by the Fund to an Account, and exchanges and redemptions of Fund shares made by an Account, ordinarily do not cause the corresponding Contract holder to recognize income or gain for U.S. federal income tax purposes. See the Contract prospectus for information regarding the U.S. federal income tax treatment of the distributions to Accounts and the holders of the Contracts.
Payments to Broker/Dealers and Other Financial Intermediaries

BlackRock and its affiliates may make payments relating to distribution and sales support activities to the Insurance Companies and other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Insurance Company or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Visit your Insurance Company’s website, which may have more information.

8

Details About the Fund

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of BlackRock Advantage Large Cap Core V.I. Fund (the “Fund”) and your rights as a shareholder.
How the Fund Invests

Investment Objective
The investment objective of the Fund is to seek high total investment return.
This investment objective is a fundamental policy of the Fund and may not be changed without approval of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).
Investment Process
The Fund seeks to pursue its investment objective by investing in large cap securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks which the Fund can seek to capture by over- and under-weighting particular equity securities while seeking to control incremental risk. BlackRock Advisors, LLC (“BlackRock”) then constructs and rebalances the portfolio by integrating its investment insights with the model-based optimization process. The Fund has no stated minimum holding period for investments and may buy or sell securities whenever Fund management sees an appropriate opportunity. The Fund may engage in active and frequent trading of its investments.
Principal Investment Strategies
Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities and derivatives that have similar economic characteristics to such securities. For purposes of the Fund’s 80% policy, large cap equity securities are equity securities that at the time of purchase have a market capitalization within the range of companies included in the Russell 1000® Index. The Fund primarily intends to invest in equity securities, which include common stock, preferred stock and convertible securities, or other financial instruments that are components of, or have characteristics similar to, the securities included in the Russell 1000® Index. The Russell 1000® Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. The Fund primarily seeks to buy common stock and may also invest in preferred stock and convertible securities. From time to time, the Fund may invest in shares of companies through “new issues” or initial public offerings (“IPOs”).
The Fund may use derivatives, including options, futures, swaps (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and forward contracts, both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to manage cash flows into or out of the Fund effectively, the Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a currency or an index, including but not limited to the Russell 1000® Index. The use of options, futures, swaps and forward contracts can be effective in protecting or enhancing the value of the Fund’s assets.
The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange-traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities.
The above 80% policy is a non‑fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders.
Other Strategies
In addition to the principal strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

∎
Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions, subject to the limits set forth under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.

∎
Illiquid Investments — The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

9

∎
Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds (“ETFs”), unit investment trusts, and open‑end and closed‑end funds, subject to the applicable limits under the Investment Company Act and the rules thereunder. The Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated ETFs.

∎	Money Market Securities — The Fund may invest in money market securities or commercial paper.

∎	Real Estate Investment Trusts — The Fund may invest in real estate investment trusts (“REITs”).

∎
Restricted Securities — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include Rule 144A securities, which are privately placed securities that can be resold to qualified institutional buyers but not to the general public, and securities of U.S. and non‑U.S. issuers that are offered pursuant to Regulation S under the Securities Act of 1933, as amended.

∎
Securities Lending — The Fund may lend securities with a value up to 33 1⁄3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

∎
Temporary Defensive Strategies — For temporary defensive purposes, for example, to respond to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies and may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed income securities. Temporary defensive positions may affect the Fund’s ability to achieve its investment objective.

∎
When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND

The Fund is managed by a team of financial professionals. Raffaele Savi, Travis Cooke, CFA, and Richard Mathieson are the portfolio managers and are jointly and primarily responsible for the day‑to‑day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.
Investment Risks

This section contains a discussion of the general risks of investing in the Fund. The “Investment Objectives and Policies” section in the Statement of Additional Information also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency. The order of the below risk factors does not indicate the significance of any particular risk factor.
Principal Risks of Investing in the Fund

∎
Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

∎
Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

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∎	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.
Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Volatility and Correlation Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.
Hedging Risk — When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.
Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark‑to‑market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.
Regulatory Risk — Derivative contracts are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non‑U.S. jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Fund and may be required by applicable regulations to collect initial margin from the Fund. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

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Future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. BlackRock cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.
Risks Specific to Certain Derivatives Used by the Fund
Swaps — Swap agreements, including total return swaps that may be referred to as contracts for difference, are two‑party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Swap agreements may also involve the risk that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty and the return on the referenced asset. In addition, swap agreements are subject to market and illiquidity risk, leverage risk and hedging risk.
Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non‑U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.
Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

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Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

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High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

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Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

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Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open‑end investment company registered with the Securities and Exchange Commission (the “SEC”), the Fund is subject to the federal securities laws, including the Investment Company Act, the rules thereunder. Under Rule 18f-4 under the Investment Company Act, among other things, the Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis and is subject to “Model Risk” as described below. This means you may lose money.

An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

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Model Risk — The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, as well as the level and scope of changes from historical trends. In addition, issues in the construction and implementation of the models, including software or hardware malfunction, power loss, software bugs, malicious code, viruses, system crashes and other technological failures or various other events or circumstances within or beyond the control of BlackRock, may adversely impact the Fund. Please see also “Cyber Security Risk” below. There is no guarantee that BlackRock’s use of these models will result in effective investment decisions for the Fund.

Some of the models used by BlackRock rely on historical data and may not accurately predict future market movements. The Fund bears the risk that the models used by BlackRock will not be successful in forecasting movements in the market or in determining the size, direction, and/or weighting of investment positions that will enable the Fund to achieve its investment objective. In addition, the models may not be reliable in the event of unusual or disruptive events that cause market movements, which may be inconsistent with the historical performance of individual markets. In such instances, the models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models may be constructed based on data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of such data.

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“New Issues” Risk — “New issues” are IPOs of equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO. When an IPO is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

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Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds

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and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

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Risk of Investing in the United States — A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth.

The United States has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord, as well as significant challenges in managing and containing the outbreak of COVID-19. If these trends were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.
Other Risks of Investing in the Fund
The Fund may also be subject to certain other non‑principal risks associated with its investments and investment strategies, including:

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Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

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Cyber Security Risk — Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests.

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Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

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Illiquid Investments Risk — The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. The Fund’s illiquid investments may reduce the returns of the Fund because it may be difficult to sell the illiquid investments at an advantageous time or price. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. An investment may be illiquid due to, among other things, the lack of an active trading market. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

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Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (to the extent not offset by BlackRock through waivers). To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

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Large Shareholder and Large-Scale Redemption Risk — Certain shareholders, including a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or another entity, may from time to time own or manage a substantial amount of Fund shares or may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares by these shareholders may adversely affect the Fund’s liquidity and net assets. These redemptions may force the Fund to sell portfolio securities to meet redemption requests when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs and/or accelerate the realization of taxable income and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. In addition, large redemptions can result in the Fund’s current expenses being allocated over a smaller asset base, which generally results in an increase in the Fund’s expense ratio. Because large redemptions can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy, the Fund also reserves the right to redeem in-kind, subject to certain conditions. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.

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Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

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Money Market Securities Risk — If market conditions improve while the Fund has invested some or all of its assets in high quality money market securities, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Fund’s opportunity to achieve its investment objective.

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Real Estate-Related Securities Risk — The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, tenant bankruptcies, the ability to re‑lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities.

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REIT Investment Risk — In addition to the risks facing real estate-related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code, which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

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Restricted Securities Risk — Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at advantageous prices. Restricted securities may not be listed on an exchange and may have no active trading market. In order to sell such securities, the Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Other transaction costs may be higher for restricted securities than unrestricted securities. Restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility. Also, the Fund may get only limited information about the issuer of a given restricted security, and therefore may be less able to predict a loss. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the Fund.

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Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

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Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the

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price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

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When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	BlackRock Advantage Large Cap Core V.I. Fund
	Class I
(For a share outstanding throughout each period)	Year Ended 12/31/22	Year Ended 12/31/21		Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Net asset value, beginning of year	$21.17	$29.89		$27.48	$22.80	$28.45
Net investment income(a)	0.18	0.25		0.31	0.38	0.42	(b)
Net realized and unrealized gain (loss)	(4.42)	7.78		5.04	6.20	(1.90)
Net increase (decrease) from investment operations	(4.24)	8.03		5.35	6.58	(1.48)
Distributions(c)
From net investment income	(0.17)	(0.51)		(0.33)	(0.39)	(0.44)
From net realized gain	(0.28)	(16.24)		(2.61)	(1.51)	(3.73)
Total distributions	(0.45)	(16.75)		(2.94)	(1.90)	(4.17)
Net asset value, end of year	$16.48	$21.17		$29.89	$27.48	$22.80
Total Return(d)
Based on net asset value	(19.99)%	28.44%		19.80%	28.92%	(5.22)%
Ratios to Average Net Assets(e)
Total expenses	0.80%	0.71%		0.71%	0.72%	0.74%
Total expenses after fees waived and/or reimbursed	0.65%	0.56%		0.56%	0.57%	0.58%
Net investment income	0.99%	0.76%		1.12%	1.43%	1.45	%(b)
Supplemental Data
Net assets, end of year (000)	$144,437	$203,609		$177,977	$169,743	$152,717
Portfolio turnover rate	117%	116	%(f)	121%	129%	149%
(a)  Based on average shares outstanding.
(b)  Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.06%, respectively, resulting from a non-recurring dividend.
(c)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)  Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)   Portfolio turnover rate excludes in-kind transactions.

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Financial Highlights (continued)

	BlackRock Advantage Large Cap Core V.I. Fund
	Class II
(For a share outstanding throughout each period)	Year Ended 12/31/22	Year Ended 12/31/21		Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Net asset value, beginning of year	$21.24	$29.95		$27.51	$22.83	$28.47
Net investment income(a)	0.15	0.19		0.26	0.34	0.37	(b)
Net realized and unrealized gain (loss)	(4.44)	7.79		5.06	6.19	(1.89)
Net increase (decrease) from investment operations	(4.29)	7.98		5.32	6.53	(1.52)
Distributions(c)
From net investment income	(0.14)	(0.45)		(0.27)	(0.34)	(0.39)
From net realized gain	(0.28)	(16.24)		(2.61)	(1.51)	(3.73)
Total distributions	(0.42)	(16.69)		(2.88)	(1.85)	(4.12)
Net asset value, end of year	$16.53	$21.24		$29.95	$27.51	$22.83
Total Return(d)
Based on net asset value	(20.17)%	28.20%		19.66%	28.67%	(5.37)%
Ratios to Average Net Assets(e)
Total expenses	0.95%	0.86%		0.86%	0.87%	0.89%
Total expenses after fees waived and/or reimbursed	0.82%	0.73%		0.73%	0.74%	0.75%
Net investment income	0.82%	0.59%		0.96%	1.26%	1.28	%(b)
Supplemental Data
Net assets, end of year (000)	$3,464	$4,570		$3,771	$4,986	$4,390
Portfolio turnover rate	117%	116	%(f)	121%	129%	149%
(a)  Based on average shares outstanding.
(b)  Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.06%, respectively, resulting from a non-recurring dividend.
(c)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)  Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)   Portfolio turnover rate excludes in-kind transactions.

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Financial Highlights (concluded)

	BlackRock Advantage Large Cap Core V.I. Fund
	Class III
(For a share outstanding throughout each period)	Year Ended 12/31/22	Year Ended 12/31/21		Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Net asset value, beginning of year	$22.68	$29.58		$27.22	$22.60	$28.23
Net investment income(a)	0.15	0.15		0.23	0.30	0.34	(b)
Net realized and unrealized gain (loss)	(4.73)	7.73		4.99	6.14	(1.89)
Net increase (decrease) from investment operations	(4.58)	7.88		5.22	6.44	(1.55)
Distributions(c)
From net investment income	(0.13)	(0.02)		(0.25)	(0.31)	(0.35)
From net realized gain	(0.28)	(14.76)		(2.61)	(1.51)	(3.73)
Total distributions	(0.41)	(14.78)		(2.86)	(1.82)	(4.08)
Net asset value, end of year	$17.69	$22.68		$29.58	$27.22	$22.60
Total Return(d)
Based on net asset value	(20.16)%	28.06%		19.50%	28.56%	(5.51)%
Ratios to Average Net Assets(e)
Total expenses	0.87%	0.95%		0.96%	0.97%	0.99%
Total expenses after fees waived and/or reimbursed	0.86%	0.83%		0.84%	0.85%	0.86%
Net investment income	0.79%	0.46%		0.83%	1.15%	1.17	%(b)
Supplemental Data
Net assets, end of year (000)	$14,322	$15,962		$310,785	$309,530	$278,913
Portfolio turnover rate	117%	116	%(f)	121%	129%	149%
(a)  Based on average shares outstanding.
(b)  Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.06%, respectively, resulting from a non-recurring dividend.
(c)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)  Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)   Portfolio turnover rate excludes in-kind transactions.

19

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MAY 1, 2023 (AS AMENDED JULY 28, 2023)

Prospectus

BlackRock Variable Series Funds, Inc.

•	BlackRock Global Allocation V.I. Fund (Class I, Class II, Class III)
This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents

	BlackRock Global Allocation V.I. Fund
Fund Overview	Key facts and details about the Fund listed in this prospectus, including investment objective, principal investment strategies, principal risk factors, fee and expense information and historical performance information

	Investment Objective	3

	Fees and Expenses of the Fund	3

	Principal Investment Strategies of the Fund	4

	Principal Risks of Investing in the Fund	5

	Performance Information	10

	Investment Manager	10

	Portfolio Managers	11

	Purchase and Sale of Fund Shares	11

	Tax Information	11

	Payments to Broker/Dealers and Other Financial Intermediaries	11

Details About the Fund	How the Fund Invests	12

	Investment Risks	15

	Financial Highlights	28

Account Information	The Insurance Companies	I‑2

	How to Buy and Sell Shares	I‑2

Management of the Funds	Information about BlackRock and the Portfolio Managers

	BlackRock	I‑4

	Portfolio Manager Information	I‑9

	Conflicts of Interest	I-13

	Valuation of Fund Investments	I‑13

	Dividends and Taxes	I‑15

General Information	Shareholder Documents	I‑17

	Certain Fund Policies	I‑17

	Statement of Additional Information	I‑17

Glossary	Glossary	I‑18

For More Information	Funds and Service Providers	Inside Back Cover

Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Global Allocation V.I. Fund
Investment Objective

The investment objective of BlackRock Global Allocation V.I. Fund (the “Fund”) is to seek high total investment return.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and example below do not include separate account fees and expenses, and expenses would be higher if these fees and expenses were included. Please refer to your variable annuity or insurance contract (the “Contract”) prospectus for information on the separate account fees and expenses associated with your Contract.
Shareholder Fees (fees paid directly from your investment)
The Fund is not subject to any shareholder fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I Shares	Class II Shares	Class III Shares
Management Fees[1]	0.65%	0.65%	0.65%
Distribution and/or Service (12b‑1) Fees	None	0.15%	0.25%
Other Expenses[2]	0.14%	0.24%	0.23%
Dividend Expense	0.01%	0.01%	0.01%
Miscellaneous Other Expenses	0.13%	0.23%	0.22%
Other Expenses of the Subsidiary[2]	—	—	—
Acquired Fund Fees and Expenses[3]	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses[3]	0.81%	1.06%	1.15%
Fee Waivers and/or Expense Reimbursements[1,4]	(0.04)%	(0.14)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,4]	0.77%	0.92%	1.01%

[1]
As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2024. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2024. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non‑interested directors of BlackRock Variable Series Funds, Inc. (the “Company”) or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	Other Expenses of BlackRock Cayman Global Allocation V.I. Fund I, Ltd. were less than 0.01% for the Fund’s most recent fiscal year.

[3]
The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include Acquired Fund Fees and Expenses.

[4]
As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% (for Class I Shares), 1.40% (for Class II Shares) and 1.50% (for Class III Shares) of average daily net assets through June 30, 2024. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% (for Class I Shares), 0.07% (for Class II Shares) and 0.07% (for Class III Shares) of average daily net assets through June 30, 2024. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non‑interested directors of the Company or by a vote of a majority of the outstanding voting securities of the Fund.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Contract. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$79	$255	$446	$998
Class II Shares	$94	$323	$571	$1,281
Class III Shares	$103	$351	$619	$1,385

Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 110% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The Fund invests in a portfolio of equity, debt and money market securities. Generally, the Fund’s portfolio will include both equity and debt securities. Equity securities include common stock, preferred stock, securities convertible into common stock, rights and warrants or securities or other instruments whose price is linked to the value of common stock. At any given time, however, the Fund may emphasize either debt securities or equity securities. In selecting equity investments, the Fund mainly seeks securities that Fund management believes are undervalued. The Fund may buy debt securities of varying maturities, debt securities paying a fixed or fluctuating rate of interest, and debt securities of any kind, including, by way of example, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, by foreign governments or international agencies or supranational entities, or by domestic or foreign private issuers, debt securities convertible into equity securities, inflation-indexed bonds, structured notes, credit-linked notes, loan assignments and loan participations. In addition, the Fund may invest up to 35% of its total assets in “junk bonds,” corporate loans and distressed securities. The Fund may also invest in Real Estate Investment Trusts (“REITs”) and securities related to real assets (like real estate- or precious metals-related securities) such as stock, bonds or convertible bonds issued by REITs or companies that mine precious metals.
When choosing investments, Fund management considers various factors, including opportunities for equity or debt investments to increase in value, expected dividends and interest rates. The Fund generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The Fund has no geographic limits on where it may invest. This flexibility allows Fund management to look for investments in markets around the world, including emerging markets, that it believes will provide the best asset allocation to meet the Fund’s objective. The Fund may invest in the securities of companies of any market capitalization.
Generally, the Fund may invest in the securities of corporate and governmental issuers located anywhere in the world. The Fund may emphasize foreign securities when Fund management expects these investments to outperform U.S. securities. When choosing investment markets, Fund management considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates. In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. The Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund will also invest in non‑U.S. currencies. The Fund may underweight or overweight a currency based on the Fund management team’s outlook.
The Fund’s composite Reference Benchmark has at all times since the Fund’s formation included a 40% weighting in non‑U.S. securities. The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% ICE BofA Current 5‑Year U.S. Treasury Index; and 16% FTSE Non‑U.S. Dollar World Government Bond Index. Throughout its history, the Fund has maintained a weighting in non‑U.S. securities, often exceeding the 40% Reference Benchmark weighting and rarely falling below this allocation. Under normal circumstances, the Fund will continue to allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) of its total assets in securities of (i) foreign government issuers, (ii) issuers organized or located outside the United States, (iii) issuers which primarily trade in a market located outside the United States, or (iv) issuers doing a substantial amount of business outside the United States, which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the United States or have at least 50% of their sales or assets outside the United States. The Fund will allocate its assets among various regions and countries including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.
The Fund may use derivatives, including options, futures, swaps (including, but not limited to, total return swaps that may be referred to as contracts for difference) and forward contracts both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets.
The Fund may invest in indexed securities and inverse securities.
The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities. The Fund may also gain exposure to commodity markets by investing up to 25% of its total assets in BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments. The Subsidiary may also hold cash and invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments.
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.

∎	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

∎
Risk of Investing in the United States — Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

∎	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

∎
The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

∎	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

∎
The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

∎
The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

∎
Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

∎	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

∎
The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

∎
The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

∎	Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.
Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

∎
Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

∎
Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

∎
Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

∎	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.
Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.
Regulatory Risk — Derivative contracts are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non‑U.S. jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Fund and may be required by applicable regulations to collect initial margin from the Fund. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

∎
Distressed Securities Risk — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

∎
Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

∎
High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

∎
Indexed and Inverse Securities Risk — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

∎
Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

∎
Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

∎
Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

∎
Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

∎
Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

∎
Precious Metal and Related Securities Risk — Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

∎
Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

∎
Real Estate-Related Securities Risk — The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, tenant bankruptcies, the ability to re‑lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities.

∎
REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended, which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

∎
Risks of Loan Assignments and Participations — As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

∎
Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

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Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

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Structured Notes Risk — Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

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Subsidiary Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities Related Investments Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund.

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Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the FTSE World Index, the S&P 500® Index, the FTSE World (ex U.S.) Index, the ICE BofA Current 5‑Year U.S. Treasury Index, the FTSE Non‑U.S. Dollar World Government Bond Index and the Reference Benchmark, which are relevant to the Fund because they have characteristics similar to the Fund’s investment strategies. As with all such investments, past performance is not an indication of future results. The bar chart and table do not reflect separate account fees and expenses. If they did, returns would be less than those shown. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.
Class I Shares
ANNUAL TOTAL RETURNS
BlackRock Global Allocation V.I. Fund
As of 12/31

During the ten‑year period shown in the bar chart, the highest return for a quarter was 14.74% (quarter ended June 30, 2020) and the lowest return for a quarter was -12.44% (quarter ended March 31, 2020).

For the periods ended 12/31/22 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Global Allocation V.I. Fund: Class I Shares	(15.86)%	3.50%	5.06%
BlackRock Global Allocation V.I. Fund: Class II Shares	(16.04)%	3.32%	4.89%
BlackRock Global Allocation V.I. Fund: Class III Shares	(16.07)%	3.25%	4.81%
FTSE World Index (Reflects no deduction for fees, expenses or taxes)	(17.54)%	6.22%	8.91%
S&P 500® Index (Reflects no deduction for fees, expenses or taxes)	(18.11)%	9.42%	12.56%
FTSE World (ex U.S.) Index (Reflects no deduction for fees, expenses or taxes)	(14.34)%	2.16%	4.81%
ICE BofA Current 5-Year U.S. Treasury Index (Reflects no deduction for fees, expenses or taxes)	(9.77)%	0.20%	0.42%
FTSE Non-U.S. Dollar World Government Bond Index (Reflects no deduction for fees, expenses or taxes)	(22.07)%	(4.21)%	(2.27)%
Reference Benchmark (Reflects no deduction for fees, expenses or taxes)	(15.59)%	3.59%	5.57%
Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-adviser is BlackRock (Singapore) Limited (the “Sub-Adviser”). Where applicable, “BlackRock” refers also to the Sub-Adviser.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Rick Rieder	2019	Managing Director of BlackRock, Inc., BlackRock’s Chief Investment Officer of Global Fixed Income, Head of Global Allocation Investment Team, member of the Global Executive Committee, Global Operating Committee and Chairman of the BlackRock, Inc. firmwide Investment Council.

Russ Koesterich, CFA, JD	2017	Managing Director of BlackRock, Inc.

David Clayton, CFA, JD	2017	Managing Director of BlackRock, Inc.
Purchase and Sale of Fund Shares

Shares of the Fund currently are sold either directly or indirectly (through other variable insurance funds) to separate accounts of insurance companies (the “Insurance Companies”) and certain accounts administered by the Insurance Companies (the “Accounts”) to fund benefits under the Contracts issued by the Insurance Companies. Shares of the Fund may be purchased or sold each day the New York Stock Exchange is open.
The Fund does not have any initial or subsequent investment minimums. However, your Contract may require certain investment minimums. See your Contract prospectus for more information.
Tax Information

Distributions made by the Fund to an Account, and exchanges and redemptions of Fund shares made by an Account, ordinarily do not cause the corresponding Contract holder to recognize income or gain for U.S. federal income tax purposes. See the Contract prospectus for information regarding the U.S. federal income tax treatment of the distributions to Accounts and the holders of the Contracts.
Payments to Broker/Dealers and Other Financial Intermediaries

BlackRock and its affiliates may make payments relating to distribution and sales support activities to the Insurance Companies and other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Insurance Company or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Visit your Insurance Company’s website, which may have more information.

Details About the Fund

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of BlackRock Global Allocation V.I. Fund (the “Fund”) and your rights as a shareholder.
How the Fund Invests

Investment Objective
The investment objective of the Fund is to seek high total investment return.
This investment objective is a fundamental policy of the Fund and may not be changed without approval of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).
Investment Process
In making investment decisions, Fund management tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Fund management will consider a variety of factors when selecting the markets, such as the rate of economic growth, natural resources, capital reinvestment and the social and political environment. In choosing investments, Fund management may look at various fundamental and systematic factors, such as the relative opportunity for equity or debt instruments to increase in value, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities. The Fund may invest in individual securities, baskets of securities or particular measurements of value or rate, and may consider a variety of factors and systematic inputs. Fund management may employ derivatives for a variety of reasons, including but not limited to, adjusting its exposures to markets, sectors, asset classes and securities. As a result, the economic exposure of the Fund to any particular market, sector, or asset class may vary relative to the market value of any particular exposure.
Fund management will invest in “junk” bonds, corporate loans and distressed securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities.
Fund management will invest in distressed securities when Fund management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Fund will generally achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing in both equity and debt securities, including money market securities and other short-term securities or instruments, of issuers located around the world. There is no limit on the percentage of assets the Fund can invest in a particular type of security. Generally, the Fund seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Except as described below, the Fund has no geographic limits on where its investments may be located. This flexibility allows Fund management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Fund’s objective.
Fund management uses the Fund’s investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. The Fund may invest in both developed and emerging markets. In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund will also invest in non‑U.S. currencies, however, the Fund may underweight or overweight a currency based on the Fund management team’s outlook.
The Fund may also invest in real estate investment trusts (“REITs”). REITs are companies that own interests in real estate or in real estate related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

The Fund’s composite Reference Benchmark has at all times since the Fund’s formation included a 40% weighting in non‑U.S. securities. Throughout its history, the Fund has maintained a weighting in non‑U.S. securities, often exceeding the 40% Reference Benchmark weighting and rarely falling below this allocation. Under normal circumstances, the Fund will continue to allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock Advisors, LLC (“BlackRock”), in which case the Fund would invest at least 30%) of its total assets in securities of (i) foreign government issuers, (ii) issuers organized or located outside the United States, (iii) issuers which primarily trade in a market located outside the United States, or (iv) issuers doing a substantial amount of business outside the United States, which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the United States or have at least 50% of their sales or assets outside the United States. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.
The Fund may invest a portion of its assets in securities related to real assets (like real estate- or precious metals-related securities) such as stock, bonds or convertible bonds issued by real estate investment trusts or companies that mine precious metals. The Fund may hold a portion of its assets in cash or cash equivalents.
The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities. The Fund may also gain exposure to commodity markets by investing in BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”). The Subsidiary invests primarily in commodity-related instruments. The Subsidiary may also hold cash and invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. BlackRock is the manager of the Subsidiary. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non‑fundamental and certain other investment restrictions as the Fund. The Fund will limit its investments in the Subsidiary to 25% of its total assets.
The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, BlackRock, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the Statement of Additional Information (the “SAI”). The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. The Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis.
BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund pays BlackRock based on the Fund’s assets, including the assets invested in the Subsidiary. BlackRock has entered into a sub-advisory agreement with BlackRock (Singapore) Limited with respect to the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody and audit services with the same or with affiliates of the same service providers that provide those services to the Fund.
The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports. The Fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiary.

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Equity Securities — The Fund can invest in all types of equity securities, including common stock, preferred stock, warrants, convertible securities and stock purchase rights of companies of any market capitalization. A warrant gives the Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock. Fund management may seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return than other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies.

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Debt Securities — The Fund can invest in all types of debt securities, including U.S. and foreign government bonds, corporate bonds and convertible bonds, structured notes, credit-linked notes, loan assignments and participations, mortgage- and asset-backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank.

The Fund may invest up to 35% of its total assets in “junk” bonds, corporate loans and distressed securities. Junk bonds are bonds that are rated below investment grade by independent rating agencies or are bonds that are not rated but which Fund management considers to be of comparable quality. Corporate loans are direct obligations of

U.S. or foreign companies, which may include corporations, partnerships, trusts or other corporate-like entities. Distressed securities are securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s Investors Service, Inc. and CC or lower by S&P Global Ratings or Fitch Ratings, Inc. or, if unrated, are in the judgment of BlackRock of equivalent quality). These securities offer the possibility of relatively higher returns but are significantly riskier than higher rated debt securities.

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Derivatives — The Fund may use derivatives, including options, futures, swaps (including, but not limited to, total return swaps that may be referred to as contracts for difference) and forward contracts both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the S&P 500® Index and the CBOE Volatility Index. The use of options, futures, swaps and forward contracts can be effective in protecting or enhancing the value of the Fund’s assets.

The Fund may invest in indexed securities and inverse securities.
Other Strategies
In addition to the principal strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

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Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions, subject to the limits set forth under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.

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Depositary Receipts — The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Fund may invest in unsponsored depositary receipts.

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Illiquid Investments — The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Subsidiary will also limit its investment in illiquid investments to 15% of its net assets. In applying the illiquid investments restriction to the Fund, the Fund’s investment in the Subsidiary is considered to be liquid.

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Investment Companies and Trusts — The Fund has the ability to invest in other investment companies, such as exchange-traded funds (“ETFs”), unit investment trusts, and open‑end and closed‑end funds, subject to the applicable limits under the Investment Company Act and the rules thereunder. The Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated ETFs and affiliated trusts.

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Repurchase Agreements and Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

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Restricted Securities — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include Rule 144A securities, which are privately placed securities that can be resold to qualified institutional buyers but not to the general public, and securities of U.S. and non‑U.S. issuers that are offered pursuant to Regulation S under the Securities Act of 1933, as amended.

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Securities Lending — The Fund may lend securities with a value up to 33 1⁄3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

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Short Sales — The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its total assets. However, the Fund may make short sales “against the box” without being subject to this limitation. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical securities at no additional cost.

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Short-Term Securities or Instruments — The Fund can invest in high quality short-term U.S. dollar or non‑U.S. dollar denominated fixed-income securities or other instruments, such as U.S. or foreign government securities, commercial paper and money market instruments issued by U.S. or foreign commercial banks or depository institutions. Fund management may increase the Fund’s investment in these instruments in times of market volatility or when it believes that it is prudent or timely to be invested in lower yielding but less risky securities. Large investments in such securities or instruments may prevent the Fund from achieving its investment objective.

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Standby Commitment Agreements — Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer.

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Temporary Defensive Strategies — For temporary defensive purposes, for example, to respond to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies and may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed income securities. Temporary defensive positions may affect the Fund’s ability to achieve its investment objective.

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When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND

The Fund is managed by a team of financial professionals. Rick Rieder, Russ Koesterich, CFA, JD, and David Clayton, CFA, JD, are the Fund’s portfolio managers and are jointly and primarily responsible for the day‑to‑day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.
Investment Risks

This section contains a discussion of the general risks of investing in the Fund. The “Investment Objectives and Policies” section in the SAI also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency. The order of the below risk factors does not indicate the significance of any particular risk factor.
Principal Risks of Investing in the Fund

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Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

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Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans. Transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund may become a member of the syndicate.

The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads.
The corporate loans in which the Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

∎	Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.
Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address rising inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed income securities. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.
Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

∎	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.
Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
Illiquidity Risk —The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Volatility and Correlation Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.
Hedging Risk — When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.
Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.
Regulatory Risk — Derivative contracts are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Fund and may be required by applicable regulations to collect initial margin from the Fund. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.
Future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. BlackRock cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.
Risks Specific to Certain Derivatives Used by the Fund
Swaps – Swap agreements, including total return swaps that may be referred to as contracts for difference, are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Swap agreements may also involve the risk that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty and the return on the referenced asset. In addition, swap agreements are subject to market and illiquidity risk, leverage risk and hedging risk.
Credit Default Swaps – Credit default swaps may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to illiquid investments risk and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
Forward Foreign Currency Exchange Contracts – Forward foreign currency exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.
Futures – Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
Options – An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.
Commodity-Linked Derivatives – The value of a commodity-linked derivative investment typically is based upon the price movements of a commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of fixed-income securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.
In connection with the Fund’s direct and indirect investments in commodity-linked derivatives, the Fund will attempt to manage its counterparty exposure so as to limit its exposure to any one counterparty. However, due to the limited number of entities that may serve as counterparties (and which the Fund believes are creditworthy) at any one time the Fund may enter into swap agreements with a limited number of counterparties and may invest in commodity-linked notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund’s exposure to counterparty credit risk. There can be no assurance that the Fund will be able to limit exposure to any one counterparty at all times.

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Distressed Securities Risk — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

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Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets may include those in countries considered emerging or developing by the World Bank, the International Finance Corporation or the United Nations.

Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.
Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.
Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. Many emerging markets do not have income tax treaties with the United States, and as a result, investments by the Fund may be subject to higher withholding taxes in such countries. In addition, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

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Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

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Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.
Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.
Should the Fund invest in a debt security denominated in U.S. dollars and issued by an issuer whose functional currency is a currency other than the U.S. dollar, and such currency decreases in value against the U.S. dollar, such issuer’s ability to repay its obligation under the U.S. dollar-denominated security may be negatively impacted.
Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to the governments of certain countries, or the U.S. Government with respect to certain countries, prohibiting or imposing substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries. Capital controls and/or sanctions may include the prohibition of, or restrictions on, the ability to own or transfer currency, securities, derivatives or other assets and may also include retaliatory actions of one government against another government, such as seizure of assets. Any of these actions could severely impair the Fund’s ability to purchase, sell, transfer, receive, deliver or otherwise obtain exposure to foreign securities and assets, including the ability to transfer the Fund’s assets or income back into the United States, and could negatively impact the value and/or liquidity of such assets or otherwise adversely affect the Fund’s operations, causing the Fund to decline in value.
Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non‑U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non‑public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.
Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.
Withholding Tax Reclaims Risk — The Fund may file claims to recover foreign withholding taxes on dividend and interest income (if any) received from issuers in certain countries and capital gains on the disposition of stocks or securities where such withholding tax reclaim is possible. Whether or when the Fund will receive a withholding tax refund is within the control of the tax authorities in such countries. Where the Fund expects to recover withholding taxes, the net asset value of the Fund generally includes accruals for such tax refunds. The Fund regularly evaluates the probability of recovery. If the likelihood of recovery materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value. Shareholders in the Fund at the time an accrual is written down will bear the impact of the resulting reduction in net asset value regardless of whether they were shareholders during the accrual period. Conversely, if the Fund receives a tax refund that has not been previously accrued, shareholders in the Fund at the time of the successful recovery will benefit from the resulting increase in the Fund’s net asset value. Shareholders who sold their shares prior to such time will not benefit from such increase in the Fund’s net asset value.
European Economic Risk — The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

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High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

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Indexed and Inverse Securities Risk — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

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Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund. The major risks of junk bond investments include:

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Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

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Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

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Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

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Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

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Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid than higher rated fixed-income securities, judgment may play a greater role in valuing junk bonds than is the case with securities trading in a more liquid market.

∎	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

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Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open‑end investment company registered with the Securities and Exchange Commission (the “SEC”), the Fund is subject to the federal securities laws, including the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the rules thereunder. Under Rule 18f-4 under the Investment Company Act, among other things, the Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value‑at‑risk. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

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Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

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Mortgage- and Asset-Backed Securities Risks — Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Although asset-backed and commercial mortgage-backed securities (“CMBS”) generally experience less prepayment than residential mortgage-backed securities, mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgages or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.
Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (“tranches”) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an “inverse floater”). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.
The mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) generally have increased and may continue to increase, and a decline in or flattening of real estate values (as has been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

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Precious Metal and Related Securities Risk — Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

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Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

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Real Estate-Related Securities Risk — The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, tenant bankruptcies, the ability to re‑lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities.

∎
REIT Investment Risk — In addition to the risks facing real estate-related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code, which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

∎
Risk of Investing in the United States — A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth.

The United States has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord, as well as significant challenges in managing and containing the outbreak of COVID-19. If these trends were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

∎
Risks of Loan Assignments and Participations — As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

∎
Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap or emerging growth company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of small cap and emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap and emerging growth securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap and emerging growth securities requires a longer term view.

∎
Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

∎
Structured Notes Risk — Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference measure. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by the Fund. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference measure.

Structured notes may be positively or negatively indexed, so the appreciation of the reference measure may produce an increase or a decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference measures. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.
The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

∎
Subsidiary Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities Related Investments Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.

∎
Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Other Risks of Investing in the Fund
The Fund may also be subject to certain other non‑principal risks associated with its investments and investment strategies, including:

∎
Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

∎
Cyber Security Risk — Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests.

∎
Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non‑uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts.

∎
Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

∎
Illiquid Investments Risk — The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Subsidiary will also limit its investment in illiquid investments to 15% of its net assets. In applying the illiquid investments restriction to the Fund, the Fund’s investment in the Subsidiary is considered to be liquid. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. The Fund’s illiquid investments may reduce the returns of the Fund because it may be difficult to sell the illiquid investments at an advantageous time or price. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active trading market. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

∎
Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (to the extent not offset by BlackRock through waivers). To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

∎
Large Shareholder and Large-Scale Redemption Risk — Certain shareholders, including a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or another entity, may from time to time own or manage a substantial amount of Fund shares or may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares by these shareholders may adversely affect the Fund’s liquidity and net assets. These redemptions may force the Fund to sell portfolio securities to meet redemption requests when it might not otherwise do so, which may negatively impact the Fund’s net asset value and increase the Fund’s brokerage costs and/or accelerate the realization of taxable income and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. In addition, large redemptions can result in the Fund’s current expenses being allocated over a smaller asset base, which generally results in an increase in the Fund’s expense ratio. Because large redemptions can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy, the Fund also reserves the right to redeem in-kind, subject to certain conditions. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.

∎
LIBOR Risk — The Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value.

The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published or representative after December 31, 2021. The Secured Overnight Financing Rate (“SOFR”) is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (“repo”) market and has been used increasingly on a voluntary basis in new instruments and transactions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act, which provides a statutory fallback mechanism to replace LIBOR, by identifying benchmark rates based on SOFR that will replace LIBOR in certain financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

∎
Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

∎
Restricted Securities Risk — Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at advantageous prices. Restricted securities may not be listed on an exchange and may have no active trading market. In order to sell such securities, the Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Other transaction costs may be higher for restricted securities than unrestricted securities. Restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility. Also, the Fund may get only limited information about the issuer of a given restricted security, and therefore may be less able to predict a loss. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the Fund.

∎
Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

∎
Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

∎
Standby Commitment Agreements Risk — Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

∎
Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

∎
When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	BlackRock Global Allocation V.I. Fund
	Class I
(For a share outstanding throughout each period)	Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Net asset value, beginning of year	$17.79		$19.49	$17.11	$15.19	$17.26
Net investment income(a)	0.25		0.25	0.17	0.26	0.26
Net realized and unrealized gain (loss)	(3.08)		1.05	3.41	2.45	(1.52)
Net increase (decrease) from investment operations	(2.83)		1.30	3.58	2.71	(1.26)
Distributions(b)
From net investment income	—		(0.17)	(0.24)	(0.22)	(0.17)
From net realized gain	(0.19)		(2.83)	(0.96)	(0.57)	(0.64)
Total distributions	(0.19)		(3.00)	(1.20)	(0.79)	(0.81)
Net asset value, end of year	$14.77		$17.79	$19.49	$17.11	$15.19
Total Return(c)
Based on net asset value	(15.86)%		6.67%	21.08%	17.92%	(7.34)%
Ratios to Average Net Assets(d)
Total expenses	0.79%		0.82%	0.84%	0.74%	0.75%
Total expenses after fees waived and/or reimbursed	0.73%		0.73%	0.73%	0.73%	0.74%
Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	0.72%		0.73%	0.73%	0.73%	0.73%
Net investment income	1.59%		1.23%	0.95%	1.60%	1.53%
Supplemental Data
Net assets, end of year (000)	$859,808		$1,606,132	$1,368,516	$1,192,769	$2,091,197
Portfolio turnover rate(e)	110	%(f)	133%	161%	198%	144%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Portfolio turnover rate (excluding MDRs)	102%		123%	161%	198%	144%
(f) Portfolio turnover rate excludes in-kind transactions.

Financial Highlights (continued)

	BlackRock Global Allocation V.I. Fund
	Class II
(For a share outstanding throughout each period)	Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Net asset value, beginning of year	$17.71		$19.41	$17.05	$15.14	$17.21
Net investment income(a)	0.22		0.22	0.14	0.23	0.23
Net realized and unrealized gain (loss)	(3.07)		1.05	3.39	2.44	(1.52)
Net increase (decrease) from investment operations	(2.85)		1.27	3.53	2.67	(1.29)
Distributions(b)
From net investment income	—		(0.14)	(0.21)	(0.19)	(0.14)
From net realized gain	(0.19)		(2.83)	(0.96)	(0.57)	(0.64)
Total distributions	(0.19)		(2.97)	(1.17)	(0.76)	(0.78)
Net asset value, end of year	$14.67		$17.71	$19.41	$17.05	$15.14
Total Return(c)
Based on net asset value	(16.04)%		6.55%	20.88%	17.76%	(7.52)%
Ratios to Average Net Assets(d)
Total expenses	1.04%		1.02%	1.02%	1.02%	1.04%
Total expenses after fees waived and/or reimbursed	0.90%		0.88%	0.88%	0.88%	0.89%
Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	0.89%		0.88%	0.88%	0.88%	0.88%
Net investment income	1.44%		1.07%	0.80%	1.41%	1.34%
Supplemental Data
Net assets, end of year (000)	$196,732		$255,542	$243,361	$224,159	$213,919
Portfolio turnover rate(e)	110	%(f)	133%	161%	198%	144%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Portfolio turnover rate (excluding MDRs)	102%		123%	161%	198%	144%
(f) Portfolio turnover rate excludes in-kind transactions.

Financial Highlights (concluded)

	BlackRock Global Allocation V.I. Fund
	Class III
(For a share outstanding throughout each period)	Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Net asset value, beginning of year	$14.38		$16.29	$14.47	$12.95	$14.84
Net investment income(a)	0.17		0.17	0.10	0.19	0.19
Net realized and unrealized gain (loss)	(2.49)		0.87	2.88	2.08	(1.31)
Net increase (decrease) from investment operations	(2.32)		1.04	2.98	2.27	(1.12)
Distributions(b)
From net investment income	—		(0.12)	(0.20)	(0.18)	(0.13)
From net realized gain	(0.19)		(2.83)	(0.96)	(0.57)	(0.64)
Total distributions	(0.19)		(2.95)	(1.16)	(0.75)	(0.77)
Net asset value, end of year	$11.87		$14.38	$16.29	$14.47	$12.95
Total Return(c)
Based on net asset value	(16.07)%		6.42%	20.79%	17.67%	(7.58)%
Ratios to Average Net Assets(d)
Total expenses	1.13%		1.12%	1.11%	1.14%	1.14%
Total expenses after fees waived and/or reimbursed	1.00%		0.98%	0.98%	0.98%	0.99%
Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	0.99%		0.98%	0.98%	0.98%	0.98%
Net investment income	1.33%		0.99%	0.70%	1.32%	1.28%
Supplemental Data
Net assets, end of year (000)	$3,437,102		$5,676,492	$6,966,480	$6,702,938	$6,669,996
Portfolio turnover rate(e)	110	%(f)	133%	161%	198%	144%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Portfolio turnover rate (excluding MDRs)	102%		123%	161%	198%	144%
(f) Portfolio turnover rate excludes in-kind transactions.

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Other Important Information

BlackRock Variable Series Funds
Class I Shares

Account Information	The Insurance Companies	I‑2

	How to Buy and Sell Shares	I‑2

Management of the Funds	Information about BlackRock and the Portfolio Managers

	BlackRock	I‑4

	Portfolio Manager Information	I‑9

	Conflicts of Interest	I‑13

	Valuation of Fund Investments	I‑13

	Dividends and Taxes	I‑15

General Information	Shareholder Documents	I‑17

	Certain Fund Policies	I‑17

	Statement of Additional Information	I‑17

Glossary	Glossary	I‑18

For More Information	Funds and Service Providers	Inside Back Cover

Additional Information	Back Cover

Account Information

The Insurance Companies

Shares of BlackRock 60/40 Target Allocation ETF V.I. Fund, BlackRock Advantage Large Cap Core V.I. Fund, BlackRock Advantage Large Cap Value V.I. Fund, BlackRock Advantage SMID Cap V.I. Fund, BlackRock Basic Value V.I. Fund, BlackRock Capital Appreciation V.I. Fund, BlackRock Equity Dividend V.I. Fund, BlackRock Global Allocation V.I. Fund, BlackRock Government Money Market V.I. Fund, BlackRock International Index V.I. Fund, BlackRock International V.I. Fund, BlackRock Large Cap Focus Growth V.I. Fund, BlackRock Managed Volatility V.I. Fund, BlackRock S&P 500 Index V.I. Fund and BlackRock Small Cap Index V.I. Fund (each a “Fund,” and collectively, the “Funds”) are sold to separate accounts of insurance companies (the “Insurance Companies”) either directly or indirectly (through other variable insurance funds) to fund certain variable life insurance contracts and/or variable annuities (the “Contracts”) issued by the Insurance Companies.
Shares of the Funds are owned by the Insurance Companies, not Contract owners. A Contract owner has no direct interest in the shares of a Fund, but only in the Contract. A Contract is described in the prospectus for that Contract. That prospectus describes the relationship between changes in the value of shares of a Fund, and the benefits provided under a Contract. The prospectus for a Contract also describes various fees payable to the Insurance Company and charges to the separate account made by the Insurance Company with respect to the Contract. While this prospectus and the Statement of Additional Information (the “SAI”) are intended for use by Contract owners, because shares of the Funds will be sold only to the Insurance Companies for the separate accounts, the terms “you,” “your,” “shareholder” and “shareholders” in this prospectus may refer to the Insurance Companies.
More than one Insurance Company may invest in each Fund. It is possible that a difference may arise among the interests of Insurance Companies that invest in a Fund or the holders of different types of Contracts — for example, if applicable state insurance law or Contract owner instructions prevent an Insurance Company from continuing to invest in a Fund following a change in the Fund’s investment policies, or if different tax laws apply to variable life insurance contracts and variable annuities. The Funds and the Insurance Companies will attempt to monitor events to prevent such differences from arising. If a conflict between Insurance Companies occurs, or between life insurance policies and annuity contracts, however, a Fund may be required to take actions that are adverse to the interests of a particular Insurance Company and its Contract owners, or to the interests of holders of a particular type of Contract.
If approved by BlackRock Variable Series Funds, Inc.’s (the “Company”) Board of Directors (the “Board”), BlackRock, on behalf of the Funds, may enter into agreements with a Service Organization, as defined below, pursuant to which a Fund will pay a Service Organization for administrative, networking, recordkeeping, subtransfer agency and shareholder services. These payments are based on a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization. The aggregate amount of these payments may be substantial.
From time to time, BlackRock, BlackRock Investments, LLC (the “Distributor”) and their affiliates may compensate affiliated and unaffiliated Insurance Companies and other financial intermediaries (“Service Organizations”) for the sale and distribution of shares of the Funds. These payments would be in addition to the Fund payments described above, if approved by the Board, and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization or may be calculated on another basis. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial and, in some circumstances, may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Funds to you. Please contact your Service Organization for details about payments it may receive from the Funds or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.
How to Buy and Sell Shares

The Company is offering through this prospectus Class I Shares in each of its Funds to the Insurance Companies. The price of shares purchased by the Insurance Companies is based on the next calculation of the per share net asset value of a Fund after an order is placed. The Company may reject any order to buy shares and may suspend the sale of shares at any time. The Company will redeem all full and fractional shares of the Funds for cash. The price of redeemed shares is based on the next calculation of net asset value after a redemption order is placed. The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the net asset value of such shares at such time.
Short-Term Trading Policy
Each Fund other than BlackRock Government Money Market V.I. Fund
The Board has determined that the interests of long-term shareholders and a Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market

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fluctuations — also known as “market timing.” The Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its returns to shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve a Fund’s investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Fund’s performance.
A fund’s investment in non‑U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of such fund’s portfolio securities and the determination of the fund’s net asset value as a result of different closing times of U.S. and non‑U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Management of the Funds — Valuation of Fund Investments” below.
The Funds discourage market timing and seek to prevent frequent purchases and sales or exchanges of Fund shares that they determine may be detrimental to a Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to a Fund or its shareholders.
If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and such Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with a Fund, such Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by a Fund. While the Funds monitor for market timing activity, the Funds may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Funds. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Funds’ shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by a Fund to be engaged in market timing or other improper trading activity, the Distributor may terminate such financial intermediary’s agreement with the Distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.
There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.
The Funds may from time to time use other methods that they believe are appropriate to deter market timing or other trading activity that may be detrimental to the Funds or long-term shareholders.
BlackRock Government Money Market V.I. Fund
Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Board has evaluated the risks of market timing activities by BlackRock Government Money Market V.I. Fund’s shareholders and has determined that due to (i) the Fund’s policy of seeking to maintain the Fund’s net asset value per share at $1.00 each day, (ii) the nature of the Fund’s portfolio holdings, and (iii) the nature of the Fund’s shareholders, it is unlikely that (a) market timing would be attempted by the Fund’s shareholders or (b) any attempts to market time the Fund by shareholders would result in a negative impact to the Fund or its shareholders. As a result, the Board has not adopted policies and procedures to deter short-term trading in the Fund. There can be no assurances, however, that the Fund may not, on occasion, serve as a temporary or short-term investment vehicle for those who seek to market time funds offered by other investment companies.

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Management of the Funds

BlackRock

BlackRock, each Fund’s investment adviser, manages each Fund’s investments and its business operations subject to the oversight of the Board of each of the Funds. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc.
BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock International Limited (“BIL”), BlackRock (Singapore) Limited (“BRS”) and BlackRock Asset Management North Asia Limited (“BNA”) are registered investment advisers organized in 1995, 2000 and 1998, respectively. BlackRock and its affiliates had approximately $9.090 trillion in investment company and other portfolio assets under management as of March 31, 2023.
Each Fund has entered into a management agreement (the “Management Agreement”) with BlackRock. Under the Management Agreement, BlackRock receives for its services to each Fund a fee at an annual rate described below. The fee is computed daily on a Fund‑by‑Fund basis and payable monthly.
BlackRock 60/40 Target Allocation ETF V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee

Not exceeding $1 billion	0.150%

In excess of $1 billion but not exceeding $3 billion	0.140%

In excess of $3 billion but not exceeding $5 billion	0.135%

In excess of $5 billion	0.130%
BlackRock Advantage Large Cap Core V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee

Not exceeding $250 million	0.500%

In excess of $250 million but not exceeding $300 million	0.450%

In excess of $300 million but not exceeding $400 million	0.425%

In excess of $400 million	0.400%
BlackRock Advantage Large Cap Value V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee

Not exceeding $1 billion	0.75%

In excess of $1 billion but not exceeding $3 billion	0.71%

In excess of $3 billion but not exceeding $5 billion	0.68%

In excess of $5 billion but not exceeding $10 billion	0.65%

In excess of $10 billion	0.64%
For BlackRock Advantage Large Cap Value V.I. Fund, BlackRock has agreed to voluntarily waive 0.05% of its management fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice.

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BlackRock Advantage SMID Cap V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee

Not exceeding $1 billion	0.75%

In excess of $1 billion but not exceeding $3 billion	0.71%

In excess of $3 billion but not exceeding $5 billion	0.68%

In excess of $5 billion but not exceeding $10 billion	0.65%

In excess of $10 billion	0.64%
BlackRock Basic Value V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee

Not exceeding $1 billion	0.60%

In excess of $1 billion but not exceeding $3 billion	0.56%

In excess of $3 billion but not exceeding $5 billion	0.54%

In excess of $5 billion but not exceeding $10 billion	0.52%

In excess of $10 billion	0.51%
BlackRock Capital Appreciation V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee

Not exceeding $1 billion	0.65%

In excess of $1 billion but not exceeding $3 billion	0.61%

In excess of $3 billion but not exceeding $5 billion	0.59%

In excess of $5 billion but not exceeding $10 billion	0.57%

In excess of $10 billion	0.55%
BlackRock Equity Dividend V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee

Not exceeding $1 billion	0.60%

In excess of $1 billion but not exceeding $3 billion	0.56%

In excess of $3 billion but not exceeding $5 billion	0.54%

In excess of $5 billion but not exceeding $10 billion	0.52%

In excess of $10 billion	0.51%
BlackRock Global Allocation V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee

Not exceeding $6 billion	0.65%

In excess of $6 billion but not exceeding $8 billion	0.61%

In excess of $8 billion but not exceeding $10 billion	0.59%

In excess of $10 billion but not exceeding $15 billion	0.57%

In excess of $15 billion	0.55%

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BlackRock Government Money Market V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee

Not exceeding $1 billion	0.500%

In excess of $1 billion but not exceeding $2 billion	0.450%

In excess of $2 billion but not exceeding $3 billion	0.400%

In excess of $3 billion but not exceeding $4 billion	0.375%

In excess of $4 billion but not exceeding $7 billion	0.350%

In excess of $7 billion but not exceeding $10 billion	0.325%

In excess of $10 billion but not exceeding $15 billion	0.300%

In excess of $15 billion	0.290%
For BlackRock Government Money Market V.I. Fund, BlackRock has voluntarily agreed to waive a portion of its fees and/or reimburse operating expenses to enable the Fund to maintain a minimum daily net investment income dividend. BlackRock may discontinue this waiver and/or reimbursement at any time without notice.
BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund

Fund	Rate of Management Fee

BlackRock International Index V.I. Fund	0.08%

BlackRock Small Cap Index V.I. Fund	0.08%
BlackRock International V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee

Not exceeding $1 billion	0.75%

In excess of $1 billion but not exceeding $3 billion	0.71%

In excess of $3 billion but not exceeding $5 billion	0.68%

In excess of $5 billion but not exceeding $10 billion	0.65%

In excess of $10 billion	0.64%
BlackRock Large Cap Focus Growth V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee

Not exceeding $1 billion	0.65%

In excess of $1 billion but not exceeding $3 billion	0.61%

In excess of $3 billion but not exceeding $5 billion	0.59%

In excess of $5 billion but not exceeding $10 billion	0.57%

In excess of $10 billion	0.55%
BlackRock Managed Volatility V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee

Not exceeding $1 billion	0.55%

In excess of $1 billion but not exceeding $3 billion	0.52%

In excess of $3 billion but not exceeding $5 billion	0.50%

In excess of $5 billion but not exceeding $10 billion	0.48%

In excess of $10 billion	0.47%

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BlackRock S&P 500 Index V.I. Fund

Rate of Management Fee

0.07%
BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s (except BlackRock 60/40 Target Allocation ETF V.I. Fund and BlackRock Government Money Market V.I. Fund) assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2024. BlackRock has contractually agreed to waive the management fee with respect to any portion of BlackRock 60/40 Target Allocation ETF V.I. Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2024. In addition, with respect to each Fund (except BlackRock Government Money Market V.I. Fund), BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates (the “affiliated money market fund waiver”), through June 30, 2024. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.
BlackRock has agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) a Fund’s pro rata share of the fees and expenses incurred indirectly by a Fund as a result of investing in other investment companies; (iii) other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of a Fund’s business, if any) of each share class of certain Funds at the levels shown below and, in the case of contractual caps, in a Fund’s fees and expenses table in the Fund Overview section of this prospectus. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.
With respect to Class I Shares of each Fund, as set forth in the table below, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements. With respect to Class I Shares of certain Funds, BlackRock has contractually agreed to reimburse fees in order to limit operational and recordkeeping fees to the amounts noted in the table below.

	Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Contractual Caps[1] on fees paid by Fund for Operational and Recordkeeping Services

60/40 Target Allocation ETF V.I. Fund	0.19%	—

Advantage Large Cap Core V.I. Fund	1.25%	0.05%

Advantage Large Cap Value V.I. Fund	0.60%	0.00%

Advantage SMID Cap V.I. Fund	0.55%	0.07%

Basic Value V.I. Fund	1.25%	0.06%

Capital Appreciation V.I. Fund	1.25%	0.07%

Equity Dividend V.I. Fund	1.25%	0.00%

Global Allocation V.I. Fund	1.25%	0.07%

Government Money Market V.I. Fund	0.30%	—

International Index V.I. Fund	0.27%	0.05%

International V.I. Fund	0.86%	0.08%

Large Cap Focus Growth V.I. Fund	1.25%	0.07%

Managed Volatility V.I. Fund	0.59%	0.00%

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	Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Contractual Caps[1] on fees paid by Fund for Operational and Recordkeeping Services

S&P 500 Index V.I. Fund	0.15%	0.05%

Small Cap Index V.I. Fund	0.22%	0.05%

[1]  The contractual caps for each Fund are in effect through June 30, 2024. The contractual agreement may be terminated, with respect to each Fund, upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

[2] As a percentage of average daily net assets and based on current fees.
With respect to the contractual agreements to cap net expenses described above for BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from BlackRock, are less than the current expense limit for that share class, the share class is required to repay BlackRock up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either (x) the current expense limit of that share class or (y) the expense limit of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that: (i) the Fund of which the share class is a part has more than $50 million in assets and (ii) BlackRock or an affiliate serves as the Fund’s manager or administrator. This repayment obligation will terminate on October 26, 2025 with respect to BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund, and applies only to the contractual caps on net expenses and does not apply to the contractual management fee waivers described above or any voluntary waivers that may be in effect from time to time.
The amount of the contractual waivers and/or reimbursements of fees and expenses made pursuant to the contractual cap on net expenses will be reduced by the amount of the affiliated money market fund waiver.
For the fiscal year ended December 31, 2022, the aggregate management fees, net of any applicable waivers, paid by each Fund to BlackRock as a percentage of each Fund’s average daily net assets were:

Fund Name	Management Fee

60/40 Target Allocation ETF V.I. Fund	0.14%

Advantage Large Cap Core V.I. Fund	0.50%

Advantage Large Cap Value V.I. Fund	0.44%

Advantage SMID Cap V.I. Fund	0.43%

Basic Value V.I. Fund	0.60%

Capital Appreciation V.I. Fund	0.65%

Equity Dividend V.I. Fund	0.60%

Global Allocation V.I. Fund	0.64%

Government Money Market V.I. Fund	0.21%

International Index V.I. Fund	0.05%

International V.I. Fund	0.66%

Large Cap Focus Growth V.I. Fund	0.65%

Managed Volatility V.I. Fund	0.37%

S&P 500 Index V.I. Fund	0.07%

Small Cap Index V.I. Fund	0.06%
BlackRock has entered into a sub‑advisory agreement with BIL, an affiliate of BlackRock, with respect to BlackRock International V.I. Fund and BlackRock Managed Volatility V.I. Fund. Under the sub‑advisory agreement, BlackRock pays BIL a monthly fee for services it provides for that portion of BlackRock International V.I. Fund and BlackRock Managed Volatility V.I. Fund for which BIL acts as sub‑adviser at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

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BlackRock has entered into separate sub-advisory agreements with BRS, an affiliate of BlackRock, with respect to BlackRock Global Allocation V.I. Fund and BlackRock Managed Volatility V.I. Fund. Under the sub-advisory agreements, BlackRock pays BRS a monthly fee for services it provides for that portion of BlackRock Global Allocation V.I. Fund and BlackRock Managed Volatility V.I. Fund for which BRS acts as sub-adviser at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement.
BlackRock has entered into a sub-advisory agreement with BNA, an affiliate of BlackRock, with respect to BlackRock Managed Volatility V.I. Fund. Under the sub-advisory agreement, BlackRock pays BNA a monthly fee for services it provides for that portion of BlackRock Managed Volatility V.I. Fund for which BIL acts as sub-adviser at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement.
A discussion of the basis for the Board’s approval of the Management Agreement with BlackRock with respect to each Fund and each sub-advisory agreement between BlackRock and each sub-adviser is included in the Funds’ semi-annual shareholder report for the fiscal period ended June 30, 2022.
From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of a Fund.
Portfolio Manager Information

Information regarding the portfolio managers of each Fund (other than BlackRock Government Money Market V.I. Fund) is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Funds’ SAI.
BlackRock 60/40 Target Allocation ETF V.I. Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Paul Whitehead	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2023	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2009 to 2010; Principal of Barclays Global Investors (“BGI”) from 2002 to 2009.

Michael Gates, CFA	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016	Managing Director of BlackRock, Inc. since 2019; Director of BlackRock, Inc. from 2009 to 2019.

Greg Savage, CFA	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2018	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. in 2009; Principal of BGI from 2007 to 2009; Associate of BGI from 1999 to 2007.
BlackRock Advantage Large Cap Core V.I. Fund, BlackRock Advantage Large Cap Value V.I. Fund and BlackRock Advantage SMID Cap V.I. Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Raffaele Savi	Jointly and primarily responsible for the day‑to‑day management of each Fund’s portfolio, including setting each Fund’s overall investment strategy and overseeing the management of the Funds.	2017	Senior Managing Director of BlackRock, Inc. since 2023; Managing Director of BlackRock, Inc. from 2009 to 2022; Managing Director at BGI from 2007 to 2009; Principal at BGI from 2006 to 2007.

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Portfolio Manager	Primary Role	Since	Title and Recent Biography

Travis Cooke, CFA	Jointly and primarily responsible for the day‑to‑day management of each Fund’s portfolio, including setting each Fund’s overall investment strategy and overseeing the management of the Funds.	2017	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2009 to 2011, Principal of BGI from 2002 to 2009.

Richard Mathieson	Jointly and primarily responsible for the day‑to‑day management of each Fund’s portfolio, including setting each Fund’s overall investment strategy and overseeing the management of the Funds.	2017	Managing Director of BlackRock, Inc. since 2011; Director of BlackRock, Inc. from 2009 to 2011; Principal at BGI from 2008 to 2009; Equity Analyst for Exista UK from 2007 to 2008; Principal at BGI from 2005 to 2007; Associate of BGI from 2001 to 2005.
BlackRock Basic Value V.I. Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Joseph Wolfe	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Managing Director of BlackRock, Inc. since 2021; Director of BlackRock, Inc. from 2012 to 2020; Head of Quantitative Active Research at Northern Trust from 2005 to 2012.

Tony DeSpirito	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2019	Managing Director of BlackRock, Inc. since 2014; Managing Principal, Portfolio Manager and Member of the Executive Committee of Pzena Investment Management from 2009 to 2014.

David Zhao	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2019	Managing Director of BlackRock, Inc. since 2016; Global Equity Senior Research Analyst and Principal at Pzena Investment Management from 2006 to 2016.
BlackRock Capital Appreciation V.I. Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Phil Ruvinsky	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020
Managing Director of BlackRock, Inc. since 2019; Director of BlackRock, Inc. from 2013 to 2018; Sector Head and Research Analyst at Surview Capital LLC from 2010 to 2013; Various positions, including Portfolio Manager and Investment Analyst, at UBS Global Asset Management from 2002 to 2010.

Caroline Bottinelli	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2022	Director of BlackRock, Inc. since 2020; Vice President of BlackRock, Inc. from 2016 to 2020; prior to joining BlackRock, Inc., Ms. Bottinelli was an Equity Research Associate at J.P. Morgan.
BlackRock Equity Dividend V.I. Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Tony DeSpirito	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2014	Managing Director of BlackRock, Inc. since 2014; Managing Principal, Portfolio Manager and Member of the Executive Committee of Pzena Investment Management from 2009 to 2014.

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Portfolio Manager	Primary Role	Since	Title and Recent Biography

David Zhao	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Managing Director of BlackRock, Inc. since 2016; Global Equity Senior Research Analyst and Principal at Pzena Investment Management from 2006 to 2016.
BlackRock Global Allocation V.I. Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Rick Rieder	Jointly and primarily responsible for the management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2019	BlackRock’s Chief Investment Officer of Global Fixed Income, Head of Global Allocation Investment Team, member of the Global Executive Committee, Global Operating Committee and Chairman of the BlackRock, Inc. firmwide Investment Council; Managing Director of BlackRock, Inc. since 2009; President and Chief Executive Officer of R3 Capital Partners from 2008 to 2009; Managing Director at Lehman Brothers from 1994 to 2008.

Russ Koesterich, CFA, JD	Jointly and primarily responsible for the management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Managing Director of BlackRock, Inc. since 2009.

David Clayton, CFA, JD	Jointly and primarily responsible for the management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2010 to 2011.
BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Paul Whitehead	Jointly and primarily responsible for the day‑to‑day management of each Fund’s portfolio, including setting each Fund’s overall investment strategy and overseeing the management of the Funds.	2022	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2009 to 2010; Principal of Barclays Global Investors (“BGI”) from 2002 to 2009.

Jennifer Hsui, CFA	Jointly and primarily responsible for the day‑to‑day management of each Fund’s portfolio, including setting each Fund’s overall investment strategy and overseeing the management of the Funds.	2018	Managing Director of BlackRock, Inc. since 2011; Director of BlackRock, Inc. from 2009 to 2011; Principal of BGI from 2006 to 2009.
BlackRock International V.I. Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography

James Bristow, CFA	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2011	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009.

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Portfolio Manager	Primary Role	Since	Title and Recent Biography

Gareth Williams, CFA	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2011	Director of BlackRock, Inc. since 2013; Vice President of BlackRock, Inc. from 2010 to 2012; Associate of BlackRock, Inc. from 2008 to 2009; Analyst with BlackRock, Inc. from 2006 to 2007.
BlackRock Large Cap Focus Growth V.I. Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Phil Ruvinsky	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020
Managing Director of BlackRock, Inc. since 2019; Director of BlackRock, Inc. from 2013 to 2018; Sector Head and Research Analyst at Surview Capital LLC from 2010 to 2013; Various positions, including Portfolio Manager and Investment Analyst, at UBS Global Asset Management from 2002 to 2010.

Caroline Bottinelli	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2022	Director of BlackRock, Inc. since 2020; Vice President of BlackRock, Inc. from 2016 to 2020; prior to joining BlackRock, Inc., Ms. Bottinelli was an Equity Research Associate at J.P. Morgan.
BlackRock Managed Volatility V.I. Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Philip Green	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2008	Managing Director of BlackRock, Inc. since 2006.

Michael Pensky	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Managing Director of BlackRock, Inc. since 2021; Director of BlackRock, Inc. from 2018 to 2020; Vice President of BlackRock, Inc. from 2016 to 2017; Associate of BlackRock, Inc. from 2012 to 2015.
BlackRock S&P 500 Index V.I. Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Paul Whitehead	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2022	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2009 to 2010; Principal of Barclays Global Investors (“BGI”) from 2002 to 2009.

Jennifer Hsui, CFA	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016	Managing Director of BlackRock, Inc. since 2011; Director of BlackRock, Inc. from 2009 to 2011; Principal of BGI from 2006 to 2009.

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Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders.
BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. BlackRock or one or more Affiliates act or may act as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Funds may directly or indirectly invest. The Funds may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Funds may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Funds also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase, or distribute or sell services or products from or to, distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. BlackRock or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Funds and BlackRock, to the extent permitted under the Investment Company Act). The trading activities of BlackRock and these Affiliates are carried out without reference to positions held directly or indirectly by the Funds and may result in BlackRock or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Funds.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate may compete with the Funds for appropriate investment opportunities. The results of a Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that a Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Funds may, from time to time, enter into transactions in which BlackRock or an Affiliate or their directors, officers or employees or other clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BlackRock or its Affiliates may adversely impact the Funds. Transactions by one or more clients or BlackRock or its Affiliates or their directors, officers or employees, may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to BlackRock or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Company, on behalf of each Fund, has retained BlackRock Investment Management, LLC, an Affiliate of BlackRock, to serve as the securities lending agent for the Funds to the extent that the Funds participate in the securities lending program. For these services, the securities lending agent will receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Funds may lend their portfolio securities under the securities lending program.
The activities of BlackRock and its Affiliates and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Valuation of Fund Investments

Each Fund other than Government Money Market V.I. Fund
When an Insurance Company purchases shares, the Insurance Company pays the net asset value. This is the offering price. Shares are also redeemed at their net asset value. Each Fund calculates its net asset value of each class of its shares each day the New York Stock Exchange (“NYSE”) is open, generally as of the close of regular trading hours on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. (Eastern time). The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is

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received. Each business day, the Funds’ net asset values are transmitted electronically to the Insurance Companies that use the Funds as underlying investment options for Contracts.
The value of the securities and other assets and liabilities held by the Funds are determined pursuant to BlackRock’s valuation policies and procedures. BlackRock has been designated by the Board as the valuation designee for the Funds pursuant to Rule 2a-5 under the Investment Company Act. Equity securities and other instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. The Funds value fixed-income portfolio securities and non‑exchange traded derivatives using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Funds’ approved independent third-party pricing services, each in accordance with BlackRock’s valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. Short-term debt securities with remaining maturities of 60 days or less may be valued on the basis of amortized cost.
Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Foreign securities owned by the Funds may trade on weekends or other days when a Fund does not price its shares. As a result, the Funds’ net asset value may change on days when you will not be able to purchase or redeem a Fund’s shares. Generally, trading in foreign securities, U.S. Government securities, money market instruments and certain fixed‑income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.
When market quotations are not readily available or are believed by BlackRock to be unreliable, BlackRock will fair value a Fund’s investments in accordance with its policies and procedures. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or other liability is thinly traded (e.g., municipal securities, certain small cap and emerging growth companies and certain non‑U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last closing market price of one or more assets or liabilities held by the Fund. For instance, significant events may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. If such event occurs, those instruments may be fair valued. Similarly, foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.
For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of a Fund’s pricing time.
Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.
A Fund may accept orders from certain authorized financial intermediaries or their designees. A Fund will be deemed to receive an order when accepted by the financial intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.
Government Money Market V.I. Fund
When an Insurance Company purchases shares, the Insurance Company pays the net asset value (normally $1.00 per share). This is the offering price. Shares are also redeemed at their net asset value.
The Fund calculates the net asset value (generally by using market quotations) each day the NYSE is open, as of the close of business on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order becomes effective. Share purchase orders are effective on the date Federal Funds become available to the Fund.
The amortized cost method is used in calculating net asset value, meaning that the calculation is based on a valuation of the assets held by the Fund at cost, with an adjustment for any discount or premium on a security at the time of purchase.

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Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Foreign securities owned by the Funds may trade on weekends or other days when a Fund does not price its shares. As a result, the Funds’ net asset value may change on days when you will not be able to purchase or redeem a Fund’s shares. Generally, trading in foreign securities, U.S. Government securities and money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.
The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the financial intermediary or designee, and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.
Dividends and Taxes

BlackRock Government Money Market V.I. Fund declares dividends daily and reinvests dividends monthly in additional full and fractional shares of the respective Fund. Each of BlackRock 60/40 Target Allocation ETF V.I. Fund, BlackRock Advantage Large Cap Core V.I. Fund, BlackRock Advantage Large Cap Value V.I. Fund, BlackRock Advantage SMID Cap V.I. Fund, BlackRock Basic Value V.I. Fund, BlackRock Capital Appreciation V.I. Fund, BlackRock Equity Dividend V.I. Fund, BlackRock Global Allocation V.I. Fund, BlackRock International Index V.I. Fund, BlackRock International V.I. Fund, BlackRock Large Cap Focus Growth V.I. Fund, BlackRock Managed Volatility V.I. Fund, BlackRock S&P 500 Index V.I. Fund and BlackRock Small Cap Index V.I. Fund declares and reinvests dividends at least annually in additional shares of the respective Fund.
Each Fund has elected to be treated, and intends to qualify each year, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). In order to qualify to be taxable as a regulated investment company, each Fund must meet certain income and asset diversification tests and distribution requirements. As regulated investment companies, the Funds will not be subject to U.S. federal income tax on their net investment income and net capital gains that they distribute to their shareholders.
In addition, in order for the Contract holders to be eligible for U.S. federal income tax deferral, each separate account of the Insurance Companies (referred to as “segregated asset accounts” for U.S. federal income tax purposes) must comply with certain asset diversification requirements and investor control prohibitions.
Diversification Requirements
Specifically, each segregated asset account is required to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations thereunder relating to the tax‑deferred status of segregated asset accounts. If a segregated asset account fails these requirements, (i) the Contract would not be treated as an annuity or life insurance contract under the Internal Revenue Code and (ii) the holders of such Contract would be required to include as ordinary income the “income on the contract” for each taxable year. Generally, the “income of the contract” is the excess of (i) the sum of the increase in the net surrender value of the Contract during the taxable year and the cost of the life insurance protection provided under the Contract during the year, over (ii) the premiums paid under the Contract during the taxable year. Contract holders could also be taxable in future years even if the segregated asset account subsequently complied with the diversification tests.
To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, each segregated asset account must meet one of two tests. Either (i) the segregated asset account must have no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments or (ii) the segregated asset account must both (a) meet all the tax diversification requirements under Section 851(b)(3) of the Internal Revenue Code (which are applicable to all regulated investment companies) and (b) have no more than 55% of the value of its total assets be attributable to cash, cash items (including receivables), Government securities or securities of other regulated investment companies. For purposes of the first test, all securities of the same issuer are considered a single investment, but in the case of Government securities, each Government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be available under certain circumstances.
Section 817(h) of the Internal Revenue Code provides a look-through rule for purposes of testing the diversification of a segregated asset account that invests in a regulated investment company such as a Fund. If the look-through rule applies, a beneficial interest in a regulated investment company shall not be treated as a single investment of a segregated asset account; instead, a pro rata portion of each asset of the regulated investment company shall be treated as an asset of the segregated asset account.
Investor Control Prohibitions
For a Contract to qualify for U.S. federal income tax deferral, it must avoid the prohibition on investor control so that assets in the segregated asset accounts supporting the Contract are considered to be owned for U.S. federal income tax

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purposes by the Insurance Company and not by the Contract holder. Accordingly, a Contract holder should not have an impermissible level of control over a segregated asset account’s or a Fund’s investment in any particular asset. If the Contract holder were considered the owner of the Fund shares for U.S. federal income tax purposes, income and gain earned from such Fund shares for the current and prior taxable years would be taxable currently to the Contract holders.
Each Fund intends (1) to comply with the requirements necessary to allow a segregated asset account that invests in the Fund to look-through to the Fund’s investments for purposes of satisfying the asset diversification requirements, (2) to comply with the asset diversification requirements necessary to prevent the Contract holders from losing their special tax treatment because of investments in the Fund, and (3) to comply with the requirements necessary to prevent the Contract holders from having an impermissible level of control over the Fund’s assets.
Tax Treatment to Insurance Companies
Dividends paid by a Fund may be included in an Insurance Company’s gross income. The tax treatment of these dividends depends on the Insurance Company’s tax status. A description of an Insurance Company’s tax status is contained in the prospectus for the Contract.
Dividends and interest received by a Fund and capital gains recognized by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. As a shareholder in a Fund, an Insurance Company may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.
This section summarizes some of the consequences under current federal tax law of an investment in a Fund. It is not a substitute for individualized tax advice. Consult your tax adviser about the potential tax consequences of an investment in a Fund under all applicable tax laws.

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General Information

Shareholder Documents

Please contact your Insurance Company for a copy of the Funds’ annual and semi-annual reports.
Certain Fund Policies

Anti-Money Laundering Requirements
The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Funds are required to obtain sufficient information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial intermediaries. Such information may be verified using third-party sources. This information will be used only for compliance with the Patriot Act or other applicable laws, regulations and rules in connection with money laundering, terrorism or economic sanctions.
The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Funds to verify their identity. The Funds also reserve the right to redeem any amounts in the Funds from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non‑public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal non‑public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.
BlackRock does not sell or disclose to non‑affiliated third parties any non‑public personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These non‑affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non‑public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non‑public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Statement of Additional Information

If you would like further information about the Funds, including how the Funds invest, please see the SAI.
For a discussion of the Funds’ policies and procedures regarding the selective disclosure of their portfolio holdings, please see the SAI.

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Glossary

This glossary contains an explanation of some of the common terms used in this prospectus. For additional information about the Funds, please see the SAI.
60% MSCI All Country World Index/40% Bloomberg U.S. Aggregate Bond Index — a customized weighted index comprised of 60% MSCI All Country World Index and 40% Bloomberg U.S. Aggregate Bond Index.
Acquired Fund Fees and Expenses — a Fund’s pro rata share of the fees and expenses incurred indirectly by a Fund as a result of investing in other investment companies.
Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.
Bloomberg U.S. Aggregate Bond Index — a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes U.S. Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
Contract — the Funds offer their shares only to participating insurance companies. These insurance companies write variable annuity and/or variable life insurance contracts that allow the contract owner to choose a Fund as an investment option. The contract owner does not become a Fund shareholder.
Distribution Fees — fees used to support a Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.
FTSE Non‑U.S. Dollar World Government Bond Index — an unmanaged, market capitalization-weighted index that tracks over 20 government bond indexes, excluding the United States.
FTSE WGBI (hedged into USD) — measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. The index is a widely used benchmark that currently includes sovereign debt from over 20 countries, denominated in a variety of currencies.
FTSE World Index — a market cap weighted index representing the performance of the large- and mid‑cap stocks from the FTSE Global Equity Index Series and covers 90‑95% of the investable market capitalization.
FTSE World (ex U.S.) Index — comprises large- and mid‑cap stocks providing coverage of developed and emerging markets excluding the United States. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.
ICE BofA 3‑Month U.S. Treasury Bill Index — an unmanaged index that tracks 3‑month U.S. Treasury securities.
ICE BofA Current 5‑Year U.S. Treasury Index — an unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond.
Management Fee — a fee paid to BlackRock for managing a Fund.
MSCI All Country World Index — an index that captures large- and mid-cap representation across 23 developed markets and 24 emerging markets countries. With 2,885 constituents, the index covers approximately 85% of the global investable equity opportunity set.
MSCI All Country World ex‑USA Index — a free float-adjusted market capitalization index that captures large- and mid-cap representation across 22 of 23 developed markets countries (excluding the United States) and 24 emerging markets countries. With 2,261 constituents, the index covers approximately 85% of the global equity opportunity set outside the United States.
MSCI EAFE Index (Europe, Australia, Far East) — an equity index which captures large- and mid-cap representation across 21 developed markets countries around the world, excluding the United States and Canada. With 796 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
MSCI EAFE Free Index (Europe, Australia, Far East) — a free-float adjusted, market-capitalization weighted index designed to measure equity performance of developed markets, excluding the United States and Canada. The MSCI EAFE Free Index has a different history than the MSCI EAFE Index in that it historically included adjusted free float calculations to capture investment restrictions once imposed on foreign investors in certain countries.
Other Expenses — include accounting, transfer agency, custody, professional fees and registration fees.
Reference Benchmark — an unmanaged weighted index comprised as follows: 36% of the S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% ICE BofA Current 5‑Year U.S. Treasury Index; and 16% FTSE Non‑U.S. Dollar World Government Bond Index.

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Russell 1000® Index — an index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 93% of the total market capitalization of the Russell 3000® Index.
Russell 1000® Growth Index — an unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price‑to‑book ratios and higher forecasted growth values.
Russell 1000® Value Index — an unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price‑to‑book ratios and lower expected growth values.
Russell 2000® Index — an unmanaged index that is a subset of the Russell 3000®Index representing approximately 7% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
Russell 2500TM Index — an index that measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.
Russell 3000® Index — an index that measures the performance of the largest 3,000 U.S. companies representing approximately 96% of the investable U.S. equity market.
S&P 500® Index — an unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.
Shareholder Fees — fees paid directly by a shareholder, including sales charges that you may pay when you buy or sell shares of a Fund.

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For More Information

Funds and Service Providers

THE FUNDS
BlackRock Variable Series Funds, Inc.
100 Bellevue Parkway
Wilmington, Delaware 19809
Written Correspondence:
P.O. Box 534429
Pittsburgh, Pennsylvania 15253-4429
Overnight Mail:
Attention: 534429
500 Ross Street 154-0520
Pittsburgh, Pennsylvania 15262
(800) 537-4942
MANAGER
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809
SUB‑ADVISERS
BlackRock International Limited1
Exchange Place One
1 Semple Street
Edinburgh, EH3 8BL, United Kingdom
BlackRock Asset Management North Asia Limited2
16/F, 2 Queen’s Road
Cheung Kong Center
Hong Kong
BlackRock (Singapore) Limited3
20 Anson Road #18-01
079912 Singapore
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116
ACCOUNTING SERVICES PROVIDER
JPMorgan Chase Bank, N.A.
383 Madison Avenue, Floor 11
New York, New York 10179
DISTRIBUTOR
BlackRock Investments, LLC
50 Hudson Yards
New York, New York 10001
CUSTODIANS
JPMorgan Chase Bank, N.A.4
383 Madison Avenue, Floor 11
New York, New York 10179
Brown Brothers Harriman & Co.5
40 Water Street
Boston, Massachusetts 02109
COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

[1]	For BlackRock International V.I. Fund and BlackRock Managed Volatility V.I. Fund.

[2]	For BlackRock Managed Volatility V.I. Fund.

[3]	For BlackRock Global Allocation V.I. Fund and BlackRock Managed Volatility V.I. Fund.

[4]
For BlackRock 60/40 Target Allocation ETF V.I. Fund, BlackRock Advantage Large Cap Core V.I. Fund, BlackRock Advantage Large Cap Value V.I. Fund, BlackRock Advantage SMID Cap V.I. Fund, BlackRock Basic Value V.I. Fund, BlackRock Capital Appreciation V.I. Fund, BlackRock Equity Dividend V.I. Fund, BlackRock Government Money Market V.I. Fund, BlackRock International Index V.I. Fund, BlackRock Large Cap Focus Growth V.I. Fund, BlackRock Managed Volatility V.I. Fund, BlackRock S&P 500 Index V.I. Fund and BlackRock Small Cap Index V.I. Fund.

[5]	For BlackRock Global Allocation V.I. Fund and BlackRock International V.I. Fund.

Other Important Information

BlackRock Variable Series Funds
Class II Shares

Account Information	The Insurance Companies	II‑2

	How to Buy and Sell Shares	II‑2

	Rule 12b‑1 Fees for Class II Shares	II‑3

Management of the Funds	Information about BlackRock and the Portfolio Managers

	BlackRock	II‑4

	Portfolio Manager Information	II‑6

	Conflicts of Interest	II‑8

	Valuation of Fund Investments	II‑9

	Dividends and Taxes	II‑10

General Information	Shareholder Documents	II‑12

	Certain Fund Policies	II‑12

	Statement of Additional Information	II‑12

Glossary	Glossary	II‑13

For More Information	Funds and Service Providers	Inside Back Cover

Additional Information	Back Cover

Account Information

The Insurance Companies

Shares of BlackRock Advantage Large Cap Core V.I. Fund, BlackRock Advantage Large Cap Value V.I. Fund, BlackRock Advantage SMID Cap V.I. Fund, BlackRock Basic Value V.I. Fund, BlackRock Global Allocation V.I. Fund and BlackRock S&P 500 Index V.I. Fund (each a “Fund” and collectively the “Funds”) are sold to separate accounts of insurance companies (the “Insurance Companies”) either directly or indirectly (through other variable insurance funds) to fund certain variable life insurance contracts and/or variable annuities (the “Contracts”) issued by the Insurance Companies.
Shares of the Funds are owned by the Insurance Companies, not Contract owners. A Contract owner has no direct interest in the shares of a Fund, but only in the Contract. A Contract is described in the prospectus for that Contract. That prospectus describes the relationship between changes in the value of shares of a Fund, and the benefits provided under a Contract. The prospectus for a Contract also describes various fees payable to the Insurance Company and charges to the separate account made by the Insurance Company with respect to the Contract. While this prospectus and the Statement of Additional Information (the “SAI”) are intended for use by Contract owners, because shares of the Funds will be sold only to the Insurance Companies for the separate accounts, the terms “you,” “your,” “shareholder” and “shareholders” in this prospectus may refer to the Insurance Companies.
More than one Insurance Company may invest in each Fund. It is possible that a difference may arise among the interests of Insurance Companies that invest in a Fund or the holders of different types of Contracts — for example, if applicable state insurance law or Contract owner instructions prevent an Insurance Company from continuing to invest in a Fund following a change in the Fund’s investment policies, or if different tax laws apply to variable life insurance contracts and variable annuities. The Funds and the Insurance Companies will attempt to monitor events to prevent such differences from arising. If a conflict between Insurance Companies occurs, or between life insurance policies and annuity contracts, however, a Fund may be required to take actions that are adverse to the interests of a particular Insurance Company and its Contract owners, or to the interests of holders of a particular type of Contract.
How to Buy and Sell Shares

BlackRock Variable Series Funds, Inc. (the “Company”) is offering through this prospectus Class II Shares in certain Funds to the Insurance Companies. The price of shares purchased by the Insurance Companies is based on the next calculation of the per share net asset value of a Fund after an order is placed. The Company may reject any order to buy shares and may suspend the sale of shares at any time. The Company will redeem all full and fractional shares of the Funds for cash. The price of redeemed shares is based on the next calculation of net asset value after a redemption order is placed. The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the net asset value of such shares at such time.
Short-Term Trading Policy
The Company’s Board of Directors (the “Board”) has determined that the interests of long-term shareholders and a Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its returns to shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve a Fund’s investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Fund’s performance.
A fund’s investment in non‑U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of such fund’s portfolio securities and the determination of the fund’s net asset value as a result of different closing times of U.S. and non‑U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Management of the Funds — Valuation of Fund Investments” below.

The Funds discourage market timing and seek to prevent frequent purchases and sales or exchanges of Fund shares that they determine may be detrimental to a Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to a Fund or its shareholders.
If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and such Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with a Fund, such Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by a Fund. While the Funds monitor for market timing activity, the Funds may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Funds. BlackRock Investments, LLC (the “Distributor”) has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Funds’ shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by a Fund to be engaged in market timing or other improper trading activity, the Distributor may terminate such financial intermediary’s agreement with the Distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.
There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.
The Funds may from time to time use other methods that they believe are appropriate to deter market timing or other trading activity that may be detrimental to the Funds or long-term shareholders.
Rule 12b‑1 Fees for Class II Shares

The Company has adopted a plan under Rule 12b‑1 of the Investment Company Act of 1940 (the “Investment Company Act”), as amended (the “Plan”), that allows a Fund to pay distribution fees to each of the participating Insurance Companies or broker-dealer affiliates thereof (“Insurance Company Affiliates”) for the sale and distribution of its Class II Shares. Because these fees are paid out of a Fund’s assets on an on‑going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class II shareholders have no other purchase option. The amount of the distribution fee payable under the plan equals 0.15% of the average daily net asset value of the Class II Shares of a Fund held by the participating Insurance Company.
The distribution fee may be used to pay the participating Insurance Companies or Insurance Company Affiliates for distribution-related and/or shareholder services provided in connection with the sale of Class II Shares. The distribution fee may also be used to pay Insurance Companies, Insurance Company Affiliates and other financial intermediaries (“Service Organizations”) for sales support services and related expenses.
In addition to, rather than in lieu of, distribution fees that a Fund may pay to a Service Organization pursuant to a Plan and fees a Fund pays to its transfer agent, if approved by the Board, BlackRock, on behalf of the Funds, may enter into non‑Plan agreements with a Service Organization pursuant to which a Fund will pay a Service Organization for administrative, networking, recordkeeping, subtransfer agency and shareholder services. These non‑Plan payments are based on a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization. The aggregate amount of these payments may be substantial.
From time to time, BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Funds. These payments would be in addition to the Fund payments described above, if approved by the Board, and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization or may be calculated on another basis. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial and, in some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Funds to you. Please contact your Service Organization for details about payments it may receive from the Funds or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Management of the Funds

BlackRock

BlackRock, each Fund’s investment adviser, manages each Fund’s investments and its business operations subject to the oversight of the Board of each of the Funds. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc.
BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock (Singapore) Limited (the “Sub-Adviser”) is a registered investment adviser organized in 2000. BlackRock and its affiliates had approximately $9.090 trillion in investment company and other portfolio assets under management as of March 31, 2023.
Each Fund has entered into a management agreement (the “Management Agreement”) with BlackRock. Under the Management Agreement, BlackRock receives for its services to each Fund a fee at an annual rate described below. The fee is computed daily on a Fund‑by‑Fund basis and payable monthly.
BlackRock Advantage Large Cap Core V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee

Not exceeding $250 million	0.500%

In excess of $250 million but not exceeding $300 million	0.450%

In excess of $300 million but not exceeding $400 million	0.425%

In excess of $400 million	0.400%
BlackRock Advantage Large Cap Value V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee

Not exceeding $1 billion	0.75%

In excess of $1 billion but not exceeding $3 billion	0.71%

In excess of $3 billion but not exceeding $5 billion	0.68%

In excess of $5 billion but not exceeding $10 billion	0.65%

In excess of $10 billion	0.64%
For BlackRock Advantage Large Cap Value V.I. Fund, BlackRock has agreed to voluntarily waive 0.05% of its management fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice.
BlackRock Advantage SMID Cap V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee

Not exceeding $1 billion	0.75%

In excess of $1 billion but not exceeding $3 billion	0.71%

In excess of $3 billion but not exceeding $5 billion	0.68%

In excess of $5 billion but not exceeding $10 billion	0.65%

In excess of $10 billion	0.64%

BlackRock Basic Value V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee

Not exceeding $1 billion	0.60%

In excess of $1 billion but not exceeding $3 billion	0.56%

In excess of $3 billion but not exceeding $5 billion	0.54%

In excess of $5 billion but not exceeding $10 billion	0.52%

In excess of $10 billion	0.51%
BlackRock Global Allocation V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee

Not exceeding $6 billion	0.65%

In excess of $6 billion but not exceeding $8 billion	0.61%

In excess of $8 billion but not exceeding $10 billion	0.59%

In excess of $10 billion but not exceeding $15 billion	0.57%

In excess of $15 billion	0.55%
BlackRock S&P 500 Index V.I. Fund

Rate of Management Fee

0.07%
BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee. The contractual waiver is in effect through June 30, 2024 for each Fund. In addition, with respect to each Fund, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates (the “affiliated money market fund waiver”), through June 30, 2024. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.
BlackRock has agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) a Fund’s pro rata share of the fees and expenses incurred indirectly by a Fund as a result of investing in other investment companies; (iii) other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of a Fund’s business, if any) of each share class of certain Funds at the levels shown below and, in the case of contractual caps, in a Fund’s fees and expenses table in the Fund Overview section of this prospectus. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.
With respect to Class II Shares of each Fund, as set forth in the table below, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements. With respect to Class II Shares of certain Funds, BlackRock has contractually agreed to reimburse fees in order to limit operational and recordkeeping fees to the amounts noted in the table below.

	Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Contractual Caps[1] on fees paid by Fund for Operational and Recordkeeping Services

Advantage Large Cap Core V.I. Fund	1.40%	0.07%

Advantage Large Cap Value V.I. Fund	0.75%	0.05%

	Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Contractual Caps[1] on fees paid by Fund for Operational and Recordkeeping Services

Advantage SMID Cap V.I. Fund	0.70%	0.09%

Basic Value V.I. Fund	1.40%	0.08%

Global Allocation V.I. Fund	1.40%	0.07%

S&P 500 Index V.I. Fund	0.30%	0.05%

[1]  The contractual caps for each Fund are in effect through June 30, 2024. The contractual agreement may be terminated, with respect to each Fund, upon 90 days’ notice by a majority of the non‑interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

[2]  As a percentage of average daily net assets and based on current fees.

The amount of the contractual waivers and/or reimbursements of fees and expenses made pursuant to the contractual cap on net expenses will be reduced by the amount of the affiliated money market fund waiver.
For the fiscal year ended December 31, 2022, the aggregate management fees, net of any applicable waivers, paid by each Fund to BlackRock as a percentage of each Fund’s average daily net assets were:

Fund Name	Management Fee

Advantage Large Cap Core V.I. Fund	0.50%

Advantage Large Cap Value V.I. Fund	0.44%

Advantage SMID Cap V.I. Fund	0.43%

Basic Value V.I. Fund	0.60%

Global Allocation V.I. Fund	0.64%

S&P 500 Index V.I. Fund	0.07%
BlackRock has entered into a sub-advisory agreement with the Sub-Adviser, an affiliate of BlackRock, with respect to BlackRock Global Allocation V.I. Fund. Under the sub-advisory agreement, BlackRock pays the Sub-Adviser a monthly fee for services it provides for that portion of BlackRock Global Allocation V.I. Fund for which the Sub-Adviser acts as sub-adviser at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement.
A discussion of the basis for the Board’s approval of the Management Agreement with BlackRock with respect to each Fund and the sub-advisory agreement between BlackRock and the Sub-Adviser is included in the Funds’ semi-annual shareholder report for the fiscal period ended June 30, 2022.
From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of a Fund.
Portfolio Manager Information

Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Funds’ SAI.

BlackRock Advantage Large Cap Core V.I. Fund, BlackRock Advantage Large Cap Value V.I. Fund and BlackRock Advantage SMID Cap V.I. Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Raffaele Savi	Jointly and primarily responsible for the day‑to‑day management of each Fund’s portfolio, including setting each Fund’s overall investment strategy and overseeing the management of the Funds.	2017	Senior Managing Director of BlackRock, Inc. since 2023; Managing Director of BlackRock, Inc. from 2009 to 2022; Managing Director at Barclays Global Investors (“BGI”) from 2007 to 2009; Principal at BGI from 2006 to 2007.

Travis Cooke, CFA	Jointly and primarily responsible for the day‑to‑day management of each Fund’s portfolio, including setting each Fund’s overall investment strategy and overseeing the management of the Funds.	2017	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2009 to 2011, Principal of BGI from 2002 to 2009.

Richard Mathieson	Jointly and primarily responsible for the day‑to‑day management of each Fund’s portfolio, including setting each Fund’s overall investment strategy and overseeing the management of the Funds.	2017	Managing Director of BlackRock, Inc. since 2011; Director of BlackRock, Inc. from 2009 to 2011; Principal at BGI from 2008 to 2009; Equity Analyst for Exista UK from 2007 to 2008; Principal at BGI from 2005 to 2007; Associate of BGI from 2001 to 2005.
BlackRock Basic Value V.I. Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Joseph Wolfe	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Managing Director of BlackRock, Inc. since 2021; Director of BlackRock, Inc. from 2012 to 2020; Head of Quantitative Active Research at Northern Trust from 2005 to 2012.

Tony DeSpirito	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2019	Managing Director of BlackRock, Inc. since 2014; Managing Principal, Portfolio Manager and Member of the Executive Committee of Pzena Investment Management from 2009 to 2014.

David Zhao	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2019	Managing Director of BlackRock, Inc. since 2016; Global Equity Senior Research Analyst and Principal at Pzena Investment Management from 2006 to 2016.
BlackRock Global Allocation V.I. Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Rick Rieder	Jointly and primarily responsible for the management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2019	BlackRock’s Chief Investment Officer of Global Fixed Income, Head of Global Allocation Investment Team, member of the Global Executive Committee, Global Operating Committee and Chairman of the BlackRock, Inc. firmwide Investment Council; Managing Director of BlackRock, Inc. since 2009; President and Chief Executive Officer of R3 Capital Partners from 2008 to 2009; Managing Director at Lehman Brothers from 1994 to 2008.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Russ Koesterich, CFA, JD	Jointly and primarily responsible for the management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Managing Director of BlackRock, Inc. since 2009.

David Clayton, CFA, JD	Jointly and primarily responsible for the management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2010 to 2011.
BlackRock S&P 500 Index V.I. Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Paul Whitehead	Jointly and primarily responsible for the day‑to‑day management of each Fund’s portfolio, including setting each Fund’s overall investment strategy and overseeing the management of the Funds.	2022	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2009 to 2010; Principal of Barclays Global Investors (“BGI”) from 2002 to 2009.

Jennifer Hsui, CFA	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016	Managing Director of BlackRock, Inc. since 2011; Director of BlackRock, Inc. from 2009 to 2011; Principal of BGI from 2006 to 2009.
Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders.
BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. BlackRock or one or more Affiliates act or may act as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Funds may directly or indirectly invest. The Funds may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Funds may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Funds also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase, or distribute or sell services or products from or to, distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. BlackRock or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Funds and BlackRock, to the extent permitted under the Investment Company Act). The trading activities of BlackRock and these Affiliates are carried out without reference to positions held directly or indirectly by the Funds and may result in BlackRock or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Funds.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate may compete with the Funds for appropriate investment opportunities. The results of a

Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that a Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Funds may, from time to time, enter into transactions in which BlackRock or an Affiliate or their directors, officers or employees or other clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BlackRock or its Affiliates may adversely impact the Funds. Transactions by one or more clients or BlackRock or its Affiliates or their directors, officers or employees, may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to BlackRock or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Company, on behalf of each Fund, has retained BlackRock Investment Management, LLC, an Affiliate of BlackRock, to serve as the securities lending agent for the Funds to the extent that the Funds participate in the securities lending program. For these services, the securities lending agent will receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Funds may lend their portfolio securities under the securities lending program.
The activities of BlackRock and its Affiliates and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Valuation of Fund Investments

When an Insurance Company purchases shares, the Insurance Company pays the net asset value. This is the offering price. Shares are also redeemed at their net asset value. Each Fund calculates its net asset value of each class of its shares each day the New York Stock Exchange (“NYSE”) is open generally as of the close of regular trading hours on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. (Eastern time). The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is received. Each business day, the Funds’ net asset values are transmitted electronically to the Insurance Companies that use the Funds as underlying investment options for Contracts.
The value of the securities and other assets and liabilities held by the Funds are determined pursuant to BlackRock’s valuation policies and procedures. BlackRock has been designated by the Board as the valuation designee for the Funds pursuant to Rule 2a-5 under the Investment Company Act. Equity securities and other instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. The Funds value fixed-income portfolio securities and non‑exchange traded derivatives using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Funds’ approved independent third-party pricing services, each in accordance with BlackRock’s valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. Short-term debt securities with remaining maturities of 60 days or less may be valued on the basis of amortized cost.
Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Foreign securities owned by the Funds may trade on weekends or other days when a Fund does not price its shares. As a result, the Funds’ net asset value may change on days when you will not be able to purchase or redeem a Fund’s shares. Generally, trading in foreign securities, U.S. Government securities, money market instruments and certain fixed‑income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.
When market quotations are not readily available or are believed by BlackRock to be unreliable, BlackRock will fair value a Fund’s investments in accordance with its policies and procedures. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or other liability is thinly traded (e.g., municipal securities, certain small cap and emerging growth companies and certain non‑U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last closing market price of one or more assets or liabilities held by the Fund. For instance, significant events may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. If such event occurs, those instruments may be fair valued. Similarly, foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.
For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of a Fund’s pricing time.
Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.
A Fund may accept orders from certain authorized financial intermediaries or their designees. A Fund will be deemed to receive an order when accepted by the financial intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.
Dividends and Taxes

Each of BlackRock Advantage Large Cap Core V.I. Fund, BlackRock Advantage Large Cap Value V.I. Fund, BlackRock Advantage SMID Cap V.I. Fund, BlackRock Basic Value V.I. Fund, BlackRock Global Allocation V.I. Fund and BlackRock S&P 500 Index V.I. Fund declares and reinvests dividends at least annually in additional shares of the respective Fund.
Each Fund has elected to be treated, and intends to qualify each year, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). In order to qualify to be taxable as a regulated investment company, each Fund must meet certain income and asset diversification tests and distribution requirements. As regulated investment companies, the Funds will not be subject to U.S. federal income tax on their net investment income and net capital gains that they distribute to their shareholders.
In addition, in order for the Contract holders to be eligible for U.S. federal income tax deferral, each separate account of the Insurance Companies (referred to as “segregated asset accounts” for U.S. federal income tax purposes) must comply with certain asset diversification requirements and investor control prohibitions.
Diversification Requirements
Specifically, each segregated asset account is required to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations thereunder relating to the tax-deferred status of segregated asset accounts. If a segregated asset account fails these requirements, (i) the Contract would not be treated as an annuity or life insurance contract under the Internal Revenue Code and (ii) the holders of such Contract would be required to include as ordinary income the “income on the contract” for each taxable year. Generally, the “income of the contract” is the excess of (i) the sum of the increase in the net surrender value of the Contract during the taxable year and the cost of the life insurance protection provided under the Contract during the year, over (ii) the premiums paid under the Contract during the taxable year. Contract holders could also be taxable in future years even if the segregated asset account subsequently complied with the diversification tests.
To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, each segregated asset account must meet one of two tests. Either (i) the segregated asset account must have no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments or (ii) the segregated asset account must both (a) meet all the tax diversification requirements under Section 851(b)(3) of the Internal Revenue Code (which are applicable to all regulated investment companies) and (b) have no more than 55% of the value of its total assets be attributable to cash, cash items (including receivables), Government securities or securities of other regulated investment companies. For purposes of the first test, all securities of the same issuer are considered a single investment, but in the case of Government securities, each Government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be available under certain circumstances.
Section 817(h) of the Internal Revenue Code provides a look-through rule for purposes of testing the diversification of a segregated asset account that invests in a regulated investment company such as a Fund. If the look-through rule applies, a beneficial interest in a regulated investment company shall not be treated as a single investment of a segregated asset account; instead, a pro rata portion of each asset of the regulated investment company shall be treated as an asset of the segregated asset account.
Investor Control Prohibitions
For a Contract to qualify for U.S. federal income tax deferral, it must avoid the prohibition on investor control so that assets in the segregated asset accounts supporting the Contract are considered to be owned for U.S. federal income tax purposes by the Insurance Company and not by the Contract holder. Accordingly, a Contract holder should not have an impermissible level of control over a segregated asset account’s or a Fund’s investment in any particular asset. If the Contract holder were considered the owner of the Fund shares for U.S. federal income tax purposes, income and gain earned from such Fund shares for the current and prior taxable years would be taxable currently to the Contract holders.
Each Fund intends (1) to comply with the requirements necessary to allow a segregated asset account that invests in the Fund to look-through to the Fund’s investments for purposes of satisfying the asset diversification requirements, (2) to comply with the asset diversification requirements necessary to prevent the Contract holders from losing their special tax treatment because of investments in the Fund, and (3) to comply with the requirements necessary to prevent the Contract holders from having an impermissible level of control over the Fund’s assets.
Tax Treatment to Insurance Companies
Dividends paid by a Fund may be included in an Insurance Company’s gross income. The tax treatment of these dividends depends on the Insurance Company’s tax status. A description of an Insurance Company’s tax status is contained in the prospectus for the Contract.
Dividends and interest received by a Fund and capital gains recognized by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. As a shareholder in a Fund, an Insurance Company may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.
This section summarizes some of the consequences under current federal tax law of an investment in a Fund. It is not a substitute for individualized tax advice. Consult your tax adviser about the potential tax consequences of an investment in a Fund under all applicable tax laws.

General Information

Shareholder Documents

Please contact your Insurance Company for a copy of the Funds’ annual and semi-annual reports.
Certain Fund Policies

Anti-Money Laundering Requirements
The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Funds are required to obtain sufficient information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial intermediaries. Such information may be verified using third-party sources. This information will be used only for compliance with the Patriot Act or other applicable laws, regulations and rules in connection with money laundering, terrorism or economic sanctions.
The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Funds to verify their identity. The Funds also reserve the right to redeem any amounts in the Funds from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non‑public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal non‑public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.
BlackRock does not sell or disclose to non‑affiliated third parties any non‑public personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These non‑affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non‑public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non‑public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Statement of Additional Information

If you would like further information about the Funds, including how the Funds invest, please see the SAI.
For a discussion of the Funds’ policies and procedures regarding the selective disclosure of their portfolio holdings, please see the SAI.

Glossary

This glossary contains an explanation of some of the common terms used in this prospectus. For additional information about the Funds, please see the SAI.
Acquired Fund Fees and Expenses — a Fund’s pro rata share of the fees and expenses incurred indirectly by a Fund as a result of investing in other investment companies.
Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.
Contract — the Funds offer their shares only to participating insurance companies. These insurance companies write variable annuity and/or variable life insurance contracts that allow the contract owner to choose a Fund as an investment option. The contract owner does not become a Fund shareholder.
Distribution Fees — fees used to support a Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.
FTSE Non‑U.S. Dollar World Government Bond Index — an unmanaged, market capitalization-weighted index that tracks over 20 government bond indexes, excluding the United States.
FTSE World Index — a market cap weighted index representing the performance of the large- and mid-cap stocks from the FTSE Global Equity Index Series and covers 90-95% of the investable market capitalization.
FTSE World (ex U.S.) Index — comprises large- and mid-cap stocks providing coverage of developed and emerging markets excluding the United States. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.
ICE BofA Current 5‑Year U.S. Treasury Index — an unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond.
Management Fee — a fee paid to BlackRock for managing a Fund.
Other Expenses — include accounting, transfer agency, custody, professional fees and registration fees.
Reference Benchmark — an unmanaged weighted index comprised as follows: 36% of the S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% ICE BofA Current 5‑Year U.S. Treasury Index; and 16% FTSE Non‑U.S. Dollar World Government Bond Index.
Russell 1000® Index — an index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 93% of the total market capitalization of the Russell 3000® Index.
Russell 1000® Value Index — an unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price‑to‑book ratios and lower expected growth values.
Russell 2000® Index — an unmanaged index that is a subset of the Russell 3000® Index representing approximately 7% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
Russell 2500TM Index — an index that measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.
Russell 3000® Index — an index that measures the performance of the largest 3,000 U.S. companies representing approximately 96% of the investable U.S. equity market.
S&P 500® Index — an unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.
Shareholder Fees — fees paid directly by a shareholder, including sales charges that you may pay when you buy or sell shares of a Fund.

For More Information

Funds and Service Providers

THE FUNDS
BlackRock Variable Series Funds, Inc.
100 Bellevue Parkway
Wilmington, Delaware 19809
Written Correspondence:
P.O. Box 534429
Pittsburgh, Pennsylvania 15253-4429
Overnight Mail:
Attention: 534429
500 Ross Street 154-0520
Pittsburgh, Pennsylvania 15262
(800) 537-4942
MANAGER
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809
SUB-ADVISER2
BlackRock (Singapore) Limited
20 Anson Road #18-01
079912 Singapore
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116
ACCOUNTING SERVICES PROVIDER
JPMorgan Chase Bank, N.A.
383 Madison Avenue, Floor 11
New York, New York 10179
DISTRIBUTOR
BlackRock Investments, LLC
50 Hudson Yards
New York, New York 10001
CUSTODIANS
JPMorgan Chase Bank, N.A.1
383 Madison Avenue, Floor 11
New York, New York 10179
Brown Brothers Harriman & Co.2
40 Water Street
Boston, Massachusetts 02109
COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

[1]
For BlackRock Advantage Large Cap Core V.I. Fund, BlackRock Advantage Large Cap Value V.I. Fund, BlackRock Advantage SMID Cap V.I. Fund, BlackRock Basic Value V.I. Fund and BlackRock S&P 500 Index V.I. Fund.

[2]	For BlackRock Global Allocation V.I. Fund.

Other Important Information

BlackRock Variable Series Funds
Class III Shares

Account Information	The Insurance Companies	III‑2

	How to Buy and Sell Shares	III‑2

	Rule 12b‑1 Fees for Class III Shares	III‑3

Management of the Funds	Information about BlackRock and the Portfolio Managers

	BlackRock	III‑4

	Portfolio Manager Information	III‑8

	Conflicts of Interest	III‑11

	Valuation of Fund Investments	III‑12

	Dividends and Taxes	III‑13

General Information	Shareholder Documents	III‑15

	Certain Fund Policies	III‑15

	Statement of Additional Information	III‑15

Glossary	Glossary	III‑16

For More Information	Funds and Service Providers	Inside Back Cover

Additional Information	Back Cover

Account Information

The Insurance Companies

Shares of BlackRock 60/40 Target Allocation ETF V.I. Fund, BlackRock Advantage Large Cap Core V.I. Fund, BlackRock Advantage Large Cap Value V.I. Fund, BlackRock Advantage SMID Cap V.I. Fund, BlackRock Basic Value V.I. Fund, BlackRock Capital Appreciation V.I. Fund, BlackRock Equity Dividend V.I. Fund, BlackRock Global Allocation V.I. Fund, BlackRock International Index V.I. Fund, BlackRock Large Cap Focus Growth V.I. Fund, BlackRock Managed Volatility V.I. Fund, BlackRock S&P 500 Index V.I. Fund and BlackRock Small Cap Index V.I. Fund (each a “Fund” and collectively the “Funds”) are sold to separate accounts of insurance companies (the “Insurance Companies”) either directly or indirectly (through other variable insurance funds) to fund certain variable life insurance contracts and/or variable annuities (the “Contracts”) issued by the Insurance Companies.
Shares of the Funds are owned by the Insurance Companies, not Contract owners. A Contract owner has no direct interest in the shares of a Fund, but only in the Contract. A Contract is described in the prospectus for that Contract. That prospectus describes the relationship between changes in the value of shares of a Fund, and the benefits provided under a Contract. The prospectus for a Contract also describes various fees payable to the Insurance Company and charges to the separate account made by the Insurance Company with respect to the Contract. While this prospectus and the Statement of Additional Information (the “SAI”) are intended for use by Contract owners, because shares of the Funds will be sold only to the Insurance Companies for the separate accounts, the terms “you,” “your,” “shareholder” and “shareholders” in this prospectus may refer to the Insurance Companies.
More than one Insurance Company may invest in each Fund. It is possible that a difference may arise among the interests of Insurance Companies that invest in a Fund or the holders of different types of Contracts — for example, if applicable state insurance law or Contract owner instructions prevent an Insurance Company from continuing to invest in a Fund following a change in the Fund’s investment policies, or if different tax laws apply to variable life insurance contracts and variable annuities. The Funds and the Insurance Companies will attempt to monitor events to prevent such differences from arising. If a conflict between Insurance Companies occurs, or between life insurance policies and annuity contracts, however, a Fund may be required to take actions that are adverse to the interests of a particular Insurance Company and its Contract owners, or to the interests of holders of a particular type of Contract.
How to Buy and Sell Shares

BlackRock Variable Series Funds, Inc. (the “Company”) is offering through this prospectus Class III Shares in certain Funds to the Insurance Companies. The price of shares purchased by the Insurance Companies is based on the next calculation of the per share net asset value of a Fund after an order is placed. The Company may reject any order to buy shares and may suspend the sale of shares at any time. The Company will redeem all full and fractional shares of the Funds for cash. The price of redeemed shares is based on the next calculation of net asset value after a redemption order is placed. The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the net asset value of such shares at such time.
Short-Term Trading Policy
The Company’s Board of Directors (the “Board”) has determined that the interests of long-term shareholders and a Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its returns to shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve a Fund’s investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Fund’s performance.
A fund’s investment in non‑U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of such fund’s portfolio securities and the determination of the fund’s net asset value as a result of different closing times of U.S. and non‑U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Management of the Funds — Valuation of Fund Investments” below.

III-2

The Funds discourage market timing and seek to prevent frequent purchases and sales or exchanges of Fund shares that they determine may be detrimental to a Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to a Fund or its shareholders.
If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and such Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with a Fund, such Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by a Fund. While the Funds monitor for market timing activity, the Funds may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Funds. BlackRock Investments, LLC (the “Distributor”) has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Funds’ shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by a Fund to be engaged in market timing or other improper trading activity, the Distributor may terminate such financial intermediary’s agreement with the Distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.
There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.
The Funds may from time to time use other methods that they believe are appropriate to deter market timing or other trading activity that may be detrimental to the Funds or long-term shareholders.
Rule 12b-1 Fees for Class III Shares

The Company has adopted a plan under Rule 12b‑1 of the Investment Company Act of 1940, as amended (the “Investment Company Act”) (the “Plan”), that allows a Fund to pay distribution fees to each of the participating Insurance Companies or broker-dealer affiliates thereof (“Insurance Company Affiliates”) for the sale and distribution of its Class III Shares. Because these fees are paid out of a Fund’s assets on an on‑going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class III shareholders have no other purchase option. The amount of the distribution fee payable under the plan equals 0.25% of the average daily net asset value of the Class III Shares of a Fund held by the participating Insurance Company.
The distribution fee may be used to pay the participating Insurance Companies or Insurance Company Affiliates for distribution-related and/or shareholder services provided in connection with the sale of Class III Shares. The distribution fee may also be used to pay Insurance Companies, Insurance Company Affiliates and other financial intermediaries (“Service Organizations”) for sales support services and related expenses.
In addition to, rather than in lieu of, distribution fees that a Fund may pay to a Service Organization pursuant to a Plan and fees a Fund pays to its transfer agent, if approved by the Board, BlackRock, on behalf of the Funds, may enter into non‑Plan agreements with a Service Organization pursuant to which a Fund will pay a Service Organization for administrative, networking, recordkeeping, subtransfer agency and shareholder services. These non‑Plan payments are based on a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization. The aggregate amount of these payments may be substantial.
From time to time, BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Funds. These payments would be in addition to the Fund payments described above, if approved by the Board, and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization or may be calculated on another basis. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial and, in some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Funds to you. Please contact your Service Organization for details about payments it may receive from the Funds or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

III-3

Management of the Funds

BlackRock

BlackRock, each Fund’s investment adviser, manages each Fund’s investments and its business operations subject to the oversight of the Board of each of the Funds. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc.
BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock International Limited (“BIL”), BlackRock (Singapore) Limited (“BRS”) and BlackRock Asset Management North Asia Limited (“BNA”) are registered investment advisers organized in 1995, 2000 and 1998, respectively. BlackRock and its affiliates had approximately $9.090 trillion in investment company and other portfolio assets under management as of March 31, 2023.
Each Fund has entered into a management agreement (the “Management Agreement”) with BlackRock. Under the Management Agreement, BlackRock receives for its services to each Fund a fee at an annual rate described below. The fee is computed daily on a Fund‑by‑Fund basis and payable monthly.
BlackRock 60/40 Target Allocation ETF V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee

Not exceeding $1 billion	0.150%

In excess of $1 billion but not exceeding $3 billion	0.140%

In excess of $3 billion but not exceeding $5 billion	0.135%

In excess of $5 billion	0.130%
BlackRock Advantage Large Cap Core V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee

Not exceeding $250 million	0.500%

In excess of $250 million but not exceeding $300 million	0.450%

In excess of $300 million but not exceeding $400 million	0.425%

In excess of $400 million	0.400%
BlackRock Advantage Large Cap Value V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee

Not exceeding $1 billion	0.75%

In excess of $1 billion but not exceeding $3 billion	0.71%

In excess of $3 billion but not exceeding $5 billion	0.68%

In excess of $5 billion but not exceeding $10 billion	0.65%

In excess of $10 billion	0.64%
For BlackRock Advantage Large Cap Value V.I. Fund, BlackRock has agreed to voluntarily waive 0.05% of its management fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice.

III-4

BlackRock Advantage SMID Cap V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee

Not exceeding $1 billion	0.75%

In excess of $1 billion but not exceeding $3 billion	0.71%

In excess of $3 billion but not exceeding $5 billion	0.68%

In excess of $5 billion but not exceeding $10 billion	0.65%

In excess of $10 billion	0.64%
BlackRock Basic Value V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee

Not exceeding $1 billion	0.60%

In excess of $1 billion but not exceeding $3 billion	0.56%

In excess of $3 billion but not exceeding $5 billion	0.54%

In excess of $5 billion but not exceeding $10 billion	0.52%

In excess of $10 billion	0.51%
BlackRock Capital Appreciation V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee

Not exceeding $1 billion	0.65%

In excess of $1 billion but not exceeding $3 billion	0.61%

In excess of $3 billion but not exceeding $5 billion	0.59%

In excess of $5 billion but not exceeding $10 billion	0.57%

In excess of $10 billion	0.55%
BlackRock Equity Dividend V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee

Not exceeding $1 billion	0.60%

In excess of $1 billion but not exceeding $3 billion	0.56%

In excess of $3 billion but not exceeding $5 billion	0.54%

In excess of $5 billion but not exceeding $10 billion	0.52%

In excess of $10 billion	0.51%
BlackRock Global Allocation V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee

Not exceeding $6 billion	0.65%

In excess of $6 billion but not exceeding $8 billion	0.61%

In excess of $8 billion but not exceeding $10 billion	0.59%

In excess of $10 billion but not exceeding $15 billion	0.57%

In excess of $15 billion	0.55%

III-5

BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund

Fund	Rate of Management Fee

BlackRock International Index V.I. Fund	0.08%

BlackRock Small Cap Index V.I. Fund	0.08%
BlackRock Large Cap Focus Growth V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee

Not exceeding $1 billion	0.65%

In excess of $1 billion but not exceeding $3 billion	0.61%

In excess of $3 billion but not exceeding $5 billion	0.59%

In excess of $5 billion but not exceeding $10 billion	0.57%

In excess of $10 billion	0.55%
BlackRock Managed Volatility V.I. Fund

Portion of Average Daily Value of Net Assets	Rate of Management Fee

Not exceeding $1 billion	0.55%

In excess of $1 billion but not exceeding $3 billion	0.52%

In excess of $3 billion but not exceeding $5 billion	0.50%

In excess of $5 billion but not exceeding $10 billion	0.48%

In excess of $10 billion	0.47%
BlackRock S&P 500 Index V.I. Fund

Rate of Management Fee

0.07%
BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s (except BlackRock 60/40 Target Allocation ETF V.I. Fund) assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2024. BlackRock has contractually agreed to waive the management fee with respect to any portion of BlackRock 60/40 Target Allocation ETF V.I. Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2024. In addition, with respect to each Fund, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates (the “affiliated money market fund waiver”), through June 30, 2024. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.
BlackRock has agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) a Fund’s pro rata share of the fees expenses incurred indirectly by a Fund as a result of investing in other investment companies; (iii) other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of a Fund’s business, if any) of each share class of certain Funds at the levels shown below and, in the case of contractual caps, in a Fund’s fees and expenses table in the Fund Overview section of this prospectus. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.
With respect to Class III Shares of each Fund, as set forth in the table below, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers

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and/or Expense Reimbursements. With respect to Class III Shares of certain Funds, BlackRock has contractually agreed to reimburse fees in order to limit operational and recordkeeping fees to the amounts noted in the table below.

	Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Contractual Caps[1] on fees paid by Fund for Operational and Recordkeeping Services

60/40 Target Allocation ETF V.I. Fund	0.44%	—

Advantage Large Cap Core V.I. Fund	1.50%	0.08%

Advantage Large Cap Value V.I. Fund	0.85%	0.11%

Advantage SMID Cap V.I. Fund	0.80%	0.01%

Basic Value V.I. Fund	1.50%	0.09%

Capital Appreciation V.I. Fund	1.50%	0.08%

Equity Dividend V.I. Fund	1.50%	0.00%

Global Allocation V.I. Fund	1.50%	0.07%

International Index V.I. Fund	0.52%	0.05%

Large Cap Focus Growth V.I. Fund	1.50%	0.07%

Managed Volatility V.I. Fund	0.84%	0.00%

S&P 500 Index V.I. Fund	0.40%	0.05%

Small Cap Index V.I. Fund	0.47%	0.05%
[1]  The contractual caps for each Fund are in effect through June 30, 2024. The contractual agreement may be terminated, with respect to each Fund, upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

[2]  As a percentage of average daily net assets and based on current fees.

With respect to the contractual agreements to cap net expenses described above for BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from BlackRock, are less than the current expense limit for that share class, the share class is required to repay BlackRock up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either (x) the current expense limit of that share class or (y) the expense limit of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that: (i) the Fund of which the share class is a part has more than $50 million in assets and (ii) BlackRock or an affiliate serves as the Fund’s manager or administrator. This repayment obligation will terminate on October 26, 2025 with respect to BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund, and applies only to the contractual caps on net expenses and does not apply to the contractual management fee waivers described above or any voluntary waivers that may be in effect from time to time.
The amount of the contractual waivers and/or reimbursements of fees and expenses made pursuant to the contractual cap on net expenses will be reduced by the amount of the affiliated money market fund waiver.
For the fiscal year ended December 31, 2022, the aggregate management fees, net of any applicable waivers, paid by each Fund to BlackRock as a percentage of each Fund’s average daily net assets were:

Fund Name	Management Fee

60/40 Target Allocation ETF V.I. Fund	0.14%

Advantage Large Cap Core V.I. Fund	0.50%

Advantage Large Cap Value V.I. Fund	0.44%

Advantage SMID Cap V.I. Fund	0.43%

Basic Value V.I. Fund	0.60%

Capital Appreciation V.I. Fund	0.65%

Equity Dividend V.I. Fund	0.60%

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Fund Name	Management Fee

Global Allocation V.I. Fund	0.64%

International Index V.I. Fund	0.05%

Large Cap Focus Growth V.I. Fund	0.65%

Managed Volatility V.I. Fund	0.37%

S&P 500 Index V.I. Fund	0.07%

Small Cap Index V.I. Fund	0.06%
BlackRock has entered into a sub‑advisory agreement with BIL, an affiliate of BlackRock with respect to BlackRock Managed Volatility V.I. Fund. Under the sub‑advisory agreement, BlackRock pays BIL a monthly fee for services it provides for that portion of BlackRock Managed Volatility V.I. Fund for which BIL acts as sub‑adviser at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement.
BlackRock has entered into separate sub-advisory agreements with BRS, an affiliate of BlackRock, with respect to BlackRock Global Allocation V.I. Fund and BlackRock Managed Volatility V.I. Fund. Under the sub-advisory agreements, BlackRock pays BRS a monthly fee for services it provides for that portion of BlackRock Global Allocation V.I. Fund and BlackRock Managed Volatility V.I. Fund for which BRS acts as sub-adviser at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement.
BlackRock has entered into a sub-advisory agreement with BNA, an affiliate of BlackRock, with respect to BlackRock Managed Volatility V.I. Fund. Under the sub-advisory agreement, BlackRock pays BNA a monthly fee for services it provides for that portion of BlackRock Managed Volatility V.I. Fund for which BIL acts as sub-adviser at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement.
A discussion of the basis for the Board’s approval of the Management Agreement with BlackRock with respect to each Fund and each sub-advisory agreement between BlackRock and each sub-adviser is included in the Funds’ semi-annual shareholder report for the fiscal period ended June 30, 2022.
From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of a Fund.
Portfolio Manager Information

Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Funds’ SAI.
BlackRock 60/40 Target Allocation ETF V.I. Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Paul Whitehead	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2023	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2009 to 2010; Principal of Barclays Global Investors (“BGI”) from 2002 to 2009.

Michael Gates, CFA	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016	Managing Director of BlackRock, Inc. since 2019; Director of BlackRock, Inc. from 2009 to 2019.

Greg Savage, CFA	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2018	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. in 2009; Principal of BGI from 2007 to 2009; Associate of BGI from 1999 to 2007.

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BlackRock Advantage Large Cap Core V.I. Fund, BlackRock Advantage Large Cap Value V.I. Fund and BlackRock Advantage SMID Cap V.I. Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Raffaele Savi	Jointly and primarily responsible for the day‑to‑day management of each Fund’s portfolio, including setting each Fund’s overall investment strategy and overseeing the management of the Funds.	2017	Senior Managing Director of BlackRock, Inc. since 2023; Managing Director of BlackRock, Inc. from 2009 to 2022; Managing Director at BGI from 2007 to 2009; Principal at BGI from 2006 to 2007.

Travis Cooke, CFA	Jointly and primarily responsible for the day‑to‑day management of each Fund’s portfolio, including setting each Fund’s overall investment strategy and overseeing the management of the Funds.	2017	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2009 to 2011, Principal of BGI from 2002 to 2009.

Richard Mathieson	Jointly and primarily responsible for the day‑to‑day management of each Fund’s portfolio, including setting each Fund’s overall investment strategy and overseeing the management of the Funds.	2017	Managing Director of BlackRock, Inc. since 2011; Director of BlackRock, Inc. from 2009 to 2011; Principal at BGI from 2008 to 2009; Equity Analyst for Exista UK from 2007 to 2008; Principal at BGI from 2005 to 2007; Associate of BGI from 2001 to 2005.
BlackRock Basic Value V.I. Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Joseph Wolfe	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Managing Director of BlackRock, Inc. since 2021; Director of BlackRock, Inc. from 2012 to 2020; Head of Quantitative Active Research at Northern Trust from 2005 to 2012.

Tony DeSpirito	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2019	Managing Director of BlackRock, Inc. since 2014; Managing Principal, Portfolio Manager and Member of the Executive Committee of Pzena Investment Management from 2009 to 2014.

David Zhao	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2019	Managing Director of BlackRock, Inc. since 2016; Global Equity Senior Research Analyst and Principal at Pzena Investment Management from 2006 to 2016.
BlackRock Capital Appreciation V.I. Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Phil Ruvinsky	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020
Managing Director of BlackRock, Inc. since 2019; Director of BlackRock, Inc. from 2013 to 2018; Sector Head and Research Analyst at Surview Capital LLC from 2010 to 2013; Various positions, including Portfolio Manager and Investment Analyst, at UBS Global Asset Management from 2002 to 2010.

Caroline Bottinelli	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2022	Director of BlackRock, Inc. since 2020; Vice President of BlackRock, Inc. from 2016 to 2020; prior to joining BlackRock, Inc., Ms. Bottinelli was an Equity Research Associate at J.P. Morgan.

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BlackRock Equity Dividend V.I. Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Tony DeSpirito	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2014	Managing Director of BlackRock, Inc. since 2014; Managing Principal, Portfolio Manager and Member of the Executive Committee of Pzena Investment Management from 2009 to 2014.

David Zhao	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Managing Director of BlackRock, Inc. since 2016; Global Equity Senior Research Analyst and Principal at Pzena Investment Management from 2006 to 2016.
BlackRock Global Allocation V.I. Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Rick Rieder	Jointly and primarily responsible for the management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2019	BlackRock’s Chief Investment Officer of Global Fixed Income, Head of Global Allocation Investment Team, member of the Global Executive Committee, Global Operating Committee and Chairman of the BlackRock, Inc. firmwide Investment Council; Managing Director of BlackRock, Inc. since 2009; President and Chief Executive Officer of R3 Capital Partners from 2008 to 2009; Managing Director at Lehman Brothers from 1994 to 2008.

Russ Koesterich, CFA, JD	Jointly and primarily responsible for the management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Managing Director of BlackRock, Inc. since 2009.

David Clayton, CFA, JD	Jointly and primarily responsible for the management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2010 to 2011.
BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Paul Whitehead	Jointly and primarily responsible for the day-to-day management of each Fund’s portfolio, including setting each Fund’s overall investment strategy and overseeing the management of the Funds.	2022	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2009 to 2010; Principal of Barclays Global Investors (“BGI”) from 2002 to 2009.

Jennifer Hsui, CFA	Jointly and primarily responsible for the day-to-day management of each Fund’s portfolio, including setting each Fund’s overall investment strategy and overseeing the management of the Funds.	2018	Managing Director of BlackRock, Inc. since 2011; Director of BlackRock, Inc. from 2009 to 2011; Principal of BGI from 2006 to 2009.

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BlackRock Large Cap Focus Growth V.I. Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Phil Ruvinsky	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020
Managing Director of BlackRock, Inc. since 2019; Director of BlackRock, Inc. from 2013 to 2018; Sector Head and Research Analyst at Surview Capital LLC from 2010 to 2013; Various positions, including Portfolio Manager and Investment Analyst, at UBS Global Asset Management from 2002 to 2010.

Caroline Bottinelli	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2022	Director of BlackRock, Inc. since 2020; Vice President of BlackRock, Inc. from 2016 to 2020; prior to joining BlackRock, Inc., Ms. Bottinelli was an Equity Research Associate at J.P. Morgan.
BlackRock Managed Volatility V.I. Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Philip Green	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2008	Managing Director of BlackRock, Inc. since 2006.

Michael Pensky	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Managing Director of BlackRock, Inc. since 2021; Director of BlackRock, Inc. from 2018 to 2020; Vice President of BlackRock, Inc. from 2016 to 2017; Associate of BlackRock, Inc. from 2012 to 2015.
BlackRock S&P 500 Index V.I. Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Paul Whitehead	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2022	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2009 to 2010; Principal of Barclays Global Investors (“BGI”) from 2002 to 2009.

Jennifer Hsui, CFA	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016	Managing Director of BlackRock, Inc. since 2011; Director of BlackRock, Inc. from 2009 to 2011; Principal of BGI from 2006 to 2009.
Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders.
BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. BlackRock or one or more Affiliates act or may act as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives

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and other instruments in which the Funds may directly or indirectly invest. The Funds may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Funds may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Funds also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase, or distribute or sell services or products from or to, distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. BlackRock or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Funds and BlackRock, to the extent permitted under the Investment Company Act). The trading activities of BlackRock and these Affiliates are carried out without reference to positions held directly or indirectly by the Funds and may result in BlackRock or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Funds.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate may compete with the Funds for appropriate investment opportunities. The results of a Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that a Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Funds may, from time to time, enter into transactions in which BlackRock or an Affiliate or their directors, officers or employees or other clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BlackRock or its Affiliates may adversely impact the Funds. Transactions by one or more clients or BlackRock or its Affiliates or their directors, officers or employees, may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to BlackRock or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Company, on behalf of each Fund, has retained BlackRock Investment Management, LLC, an Affiliate of BlackRock, to serve as the securities lending agent for the Funds to the extent that the Funds participate in the securities lending program. For these services, the securities lending agent will receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Funds may lend their portfolio securities under the securities lending program.
The activities of BlackRock and its Affiliates and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Valuation of Fund Investments

When an Insurance Company purchases shares, the Insurance Company pays the net asset value. This is the offering price. Shares are also redeemed at their net asset value. Each Fund calculates its net asset value of each class of its shares each day the New York Stock Exchange (“NYSE”) is open, generally as of the close of regular trading hours on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. (Eastern time). The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is received. Each business day, the Funds’ net asset values are transmitted electronically to the Insurance Companies that use the Funds as underlying investment options for Contracts.
The value of the securities and other assets and liabilities held by the Funds are determined pursuant to BlackRock’s valuation policies and procedures. BlackRock has been designated by the Board as the valuation designee for the Funds pursuant to Rule 2a-5 under the Investment Company Act. Equity securities and other instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. The Funds value fixed-income portfolio securities and non‑exchange traded derivatives using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Funds’ approved independent third-party pricing services, each in accordance with BlackRock’s valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. Short-term debt securities with remaining maturities of 60 days or less may be valued on the basis of amortized cost.

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Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Foreign securities owned by the Funds may trade on weekends or other days when a Fund does not price its shares. As a result, the Funds’ net asset value may change on days when you will not be able to purchase or redeem a Fund’s shares. Generally, trading in foreign securities, U.S. Government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.
When market quotations are not readily available or are believed by BlackRock to be unreliable, BlackRock will fair value, a Fund’s investments in accordance with its policies and procedures. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or other liability is thinly traded (e.g., municipal securities, certain small cap and emerging growth companies and certain non‑U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last closing market price of one or more assets or liabilities held by the Fund. For instance, significant events may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. If such event occurs, those instruments may be fair valued. Similarly, foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.
For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of a Fund’s pricing time.
Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.
A Fund may accept orders from certain authorized financial intermediaries or their designees. A Fund will be deemed to receive an order when accepted by the financial intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.
Dividends and Taxes

Each of BlackRock 60/40 Target Allocation ETF V.I. Fund, BlackRock Advantage Large Cap Core V.I. Fund, BlackRock Advantage Large Cap Value V.I. Fund, BlackRock Advantage SMID Cap V.I. Fund, BlackRock Basic Value V.I. Fund, BlackRock Capital Appreciation V.I. Fund, BlackRock Equity Dividend V.I. Fund, BlackRock Global Allocation V.I. Fund, BlackRock International Index V.I. Fund, BlackRock Large Cap Focus Growth V.I. Fund, BlackRock Managed Volatility V.I. Fund, BlackRock S&P 500 Index V.I. Fund and BlackRock Small Cap Index V.I. Fund declares and reinvests dividends at least annually in additional shares of the respective Fund.
Each Fund has elected to be treated, and intends to qualify each year, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). In order to qualify to be taxable as a regulated investment company, each Fund must meet certain income and asset diversification tests and distribution requirements. As regulated investment companies, the Funds will not be subject to U.S. federal income tax on their net investment income and net capital gains that they distribute to their shareholders.
In addition, in order for the Contract holders to be eligible for U.S. federal income tax deferral, each separate account of the Insurance Companies (referred to as “segregated asset accounts” for U.S. federal income tax purposes) must comply with certain asset diversification requirements and investor control prohibitions.
Diversification Requirements
Specifically, each segregated asset account is required to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations thereunder relating to the tax-deferred status of segregated asset accounts. If a segregated asset account fails these requirements, (i) the Contract would not be treated as an annuity or life insurance contract under the Internal Revenue Code and (ii) the holders of such Contract would be required to include as ordinary income the “income on the contract” for each taxable year. Generally, the “income of the contract” is the excess of (i) the sum of the increase in the net surrender value of the Contract during the taxable year and the cost of the life insurance protection provided under the Contract during the year, over (ii) the premiums paid under the Contract during the taxable year. Contract holders could also be taxable in future years even if the segregated asset account subsequently complied with the diversification tests.

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To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, each segregated asset account must meet one of two tests. Either (i) the segregated asset account must have no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments or (ii) the segregated asset account must both (a) meet all the tax diversification requirements under Section 851(b)(3) of the Internal Revenue Code (which are applicable to all regulated investment companies) and (b) have no more than 55% of the value of its total assets be attributable to cash, cash items (including receivables), Government securities or securities of other regulated investment companies. For purposes of the first test, all securities of the same issuer are considered a single investment, but in the case of Government securities, each Government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be available under certain circumstances.
Section 817(h) of the Internal Revenue Code provides a look-through rule for purposes of testing the diversification of a segregated asset account that invests in a regulated investment company such as a Fund. If the look-through rule applies, a beneficial interest in a regulated investment company shall not be treated as a single investment of a segregated asset account; instead, a pro rata portion of each asset of the regulated investment company shall be treated as an asset of the segregated asset account.
Investor Control Prohibitions
For a Contract to qualify for U.S. federal income tax deferral, it must avoid the prohibition on investor control so that assets in the segregated asset accounts supporting the Contract are considered to be owned for U.S. federal income tax purposes by the Insurance Company and not by the Contract holder. Accordingly, a Contract holder should not have an impermissible level of control over a segregated asset account’s or a Fund’s investment in any particular asset. If the Contract holder were considered the owner of the Fund shares for U.S. federal income tax purposes, income and gain earned from such Fund shares for the current and prior taxable years would be taxable currently to the Contract holders.
Each Fund intends (1) to comply with the requirements necessary to allow a segregated asset account that invests in the Fund to look-through to the Fund’s investments for purposes of satisfying the asset diversification requirements, (2) to comply with the asset diversification requirements necessary to prevent the Contract holders from losing their special tax treatment because of investments in the Fund, and (3) to comply with the requirements necessary to prevent the Contract holders from having an impermissible level of control over the Fund’s assets.
Tax Treatment to Insurance Companies
Dividends paid by a Fund may be included in an Insurance Company’s gross income. The tax treatment of these dividends depends on the Insurance Company’s tax status. A description of an Insurance Company’s tax status is contained in the prospectus for the Contract.
Dividends and interest received by a Fund and capital gains recognized by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. As a shareholder in a Fund, an Insurance Company may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.
This section summarizes some of the consequences under current federal tax law of an investment in a Fund. It is not a substitute for individualized tax advice. Consult your tax adviser about the potential tax consequences of an investment in a Fund under all applicable tax laws.

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General Information

Shareholder Documents

Please contact your Insurance Company for a copy of the Funds’ annual and semi-annual reports.
Certain Fund Policies

Anti-Money Laundering Requirements
The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Funds are required to obtain sufficient information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial intermediaries. Such information may be verified using third-party sources. This information will be used only for compliance with the Patriot Act or other applicable laws, regulations and rules in connection with money laundering, terrorism or economic sanctions.
The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Funds to verify their identity. The Funds also reserve the right to redeem any amounts in the Funds from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non‑public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal non‑public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.
BlackRock does not sell or disclose to non‑affiliated third parties any non‑public personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These non‑affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non‑public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non‑public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Statement of Additional Information

If you would like further information about the Funds, including how the Funds invest, please see the SAI.
For a discussion of the Funds’ policies and procedures regarding the selective disclosure of their portfolio holdings, please see the SAI.

III-15

Glossary

This glossary contains an explanation of some of the common terms used in this prospectus. For additional information about the Funds, please see the SAI.
60% MSCI All Country World Index/40% Bloomberg U.S. Aggregate Bond Index — a customized weighted index comprised of 60% MSCI All Country World Index and 40% Bloomberg U.S. Aggregate Bond Index.
Acquired Fund Fees and Expenses — a Fund’s pro rata share of the fees and expenses incurred indirectly by a Fund as a result of investing in other investment companies.
Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.
Bloomberg U.S. Aggregate Bond Index — a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes U.S. Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
Contract — the Funds offer their shares only to participating insurance companies. These insurance companies write variable annuity and/or variable life insurance contracts that allow the contract owner to choose a Fund as an investment option. The contract owner does not become a Fund shareholder.
Distribution Fees — fees used to support a Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.
FTSE Non‑U.S. Dollar World Government Bond Index — an unmanaged, market capitalization-weighted index that tracks over 20 government bond indexes, excluding the United States.
FTSE WGBI (hedged into USD) — measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. The index is a widely used benchmark that currently includes sovereign debt from over 20 countries, denominated in a variety of currencies.
FTSE World Index — a market cap weighted index representing the performance of the large- and mid-cap stocks from the FTSE Global Equity Index Series and covers 90-95% of the investable market capitalization.
FTSE World (ex U.S.) Index — comprises large- and mid-cap stocks providing coverage of developed and emerging markets excluding the United States. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.
ICE BofA 3‑Month U.S. Treasury Bill Index — an unmanaged index that tracks 3‑month U.S. Treasury securities.
ICE BofA Current 5‑Year U.S. Treasury Index — an unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond.
Management Fee — a fee paid to BlackRock for managing a Fund.
MSCI All Country World Index — an index that captures large- and mid-cap representation across 23 developed markets and 24 emerging markets countries. With 2,885 constituents, the index covers approximately 85% of the global investable equity opportunity set.
MSCI EAFE Index — an equity index which captures large- and mid-cap representation across 21 developed markets countries around the world, excluding the United States and Canada. With 796 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
Other Expenses — include accounting, transfer agency, custody, professional fees and registration fees.
Reference Benchmark — an unmanaged weighted index comprised as follows: 36% of the S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% ICE BofA Current 5‑Year U.S. Treasury Index; and 16% FTSE Non‑U.S. Dollar World Government Bond Index.
Russell 1000® Index — an index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 93% of the total market capitalization of the Russell 3000® Index.
Russell 1000® Growth Index — an unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price‑to‑book ratios and higher forecasted growth values.

III-16

Russell 1000® Value Index — an unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price‑to‑book ratios and lower expected growth values.
Russell 2000® Index — an unmanaged index that is a subset of the Russell 3000®Index representing approximately 7% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
Russell 2500TM Index — an index that measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.
Russell 3000® Index — an index that measures the performance of the largest 3,000 U.S. companies representing approximately 96% of the investable U.S. equity market.
S&P 500® Index — an unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.
Shareholder Fees — fees paid directly by a shareholder, including sales charges that you may pay when you buy or sell shares of a Fund.

III-17

For More Information

Funds and Service Providers

THE FUNDS
BlackRock Variable Series Funds, Inc.
100 Bellevue Parkway
Wilmington, Delaware 19809
Written Correspondence:
P.O. Box 534429
Pittsburgh, Pennsylvania 15253-4429
Overnight Mail:
Attention: 534429
500 Ross Street 154-0520
Pittsburgh, Pennsylvania 15262
(800) 537-4942
MANAGER
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809
SUB‑ADVISERS
BlackRock International Limited1
Exchange Place One
1 Semple Street
Edinburgh, EH3 8BL, United Kingdom
BlackRock Asset Management North Asia Limited1
16/F, 2 Queen’s Road
Cheung Kong Center
Hong Kong
BlackRock (Singapore) Limited2
20 Anson Road #18‑01
079912 Singapore
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116
ACCOUNTING SERVICES PROVIDER
JPMorgan Chase Bank, N.A.
383 Madison Avenue, Floor 11
New York, New York 10179
DISTRIBUTOR
BlackRock Investments, LLC
50 Hudson Yards
New York, New York 10001
CUSTODIANS
JPMorgan Chase Bank, N.A.3
383 Madison Avenue, Floor 11
New York, New York 10179
Brown Brothers Harriman & Co.4
40 Water Street
Boston, Massachusetts 02109
COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

[1]	For BlackRock Managed Volatility V.I. Fund.

[2]	For BlackRock Global Allocation V.I. Fund and BlackRock Managed Volatility V.I. Fund.

[3]
For BlackRock 60/40 Target Allocation ETF V.I. Fund, BlackRock Advantage Large Cap Core V.I. Fund, BlackRock Advantage Large Cap Value V.I. Fund, BlackRock Advantage SMID Cap V.I. Fund, BlackRock Basic Value V.I. Fund, BlackRock Capital Appreciation V.I. Fund, BlackRock Equity Dividend V.I. Fund, BlackRock International Index V.I. Fund, BlackRock Large Cap Focus Growth V.I. Fund, BlackRock Managed Volatility V.I. Fund, BlackRock S&P 500 Index V.I. Fund and BlackRock Small Cap Index V.I. Fund.

[4]	For BlackRock Global Allocation V.I. Fund.

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:
Annual/Semi-Annual Reports
These reports contain additional information about each Fund’s investments. The annual report describes each Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected a Fund’s performance for the last fiscal year.
Statement of Additional Information (“SAI”)
A Statement of Additional Information, dated May 1, 2023, has been filed with the Securities and Exchange Commission (the “SEC”). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 537-4942 or visiting www.blackrock.com/prospectus/insurance. The SAI, as amended and/or supplemented from time to time, is incorporated by reference into this prospectus.
BlackRock Investor Services
Representatives are available to discuss mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. (800) 537-4942.
Purchases and Redemptions
Call your financial professional or BlackRock Investment Services at (800) 537-4942.
World Wide Web
General Fund information and specific Fund performance, including the SAI and annual/semi-annual reports, mutual fund prospectuses and literature, can be accessed free of charge at www.blackrock.com/prospectus/insurance. Mutual fund prospectuses can also be requested via this website.
Written Correspondence
BlackRock Variable Series Funds, Inc.
P.O. Box 534429
Pittsburgh, Pennsylvania 15253-4429
Overnight Mail
BlackRock Variable Series Funds, Inc.
Attention: 534429
500 Ross Street 154-0520
Pittsburgh, Pennsylvania 15262
Internal Wholesalers/Broker Dealer Support
Available on any business day to support investment professionals. Call: (800) 882‑0052
Portfolio Characteristics and Holdings
A description of each Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.
For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882‑0052.
Securities and Exchange Commission
You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC’s website (http://www.sec.gov). Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e‑mail address: publicinfo@sec.gov.
You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.
The SEC and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
BLACKROCK VARIABLE SERIES FUNDS, INC. INVESTMENT COMPANY ACT FILE NO. 811‑03290

PRO-VAR-0523R